Confidential

EXHIBIT 10.39
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH ASTERISKS (***), HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
MANUFACTURING AND SUPPLY AGREEMENT

MANUFACTURING AND SUPPLY AGREEMENT
This MANUFACTURING AND SUPPLY AGREEMENT (this “Agreement”) dated as of 20 October 2017 (the “Effective Date”) is made by and between Insmed Incorporated, a Virginia corporation having its principal place of business at 10 Finderne Avenue, Building 10, Bridgewater, New Jersey 08807, USA (“Client”), and Patheon UK Limited, a company incorporated in England and Wales having its principal place of business at Kingfisher Drive, Covingham, Swindon, SN35BZ, United Kingdom (“Patheon”). Client and Patheon are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, Client has a commercial interest in the manufacture and commercialization of Amikacin Liposome Inhalation Suspension (ARIKAYCE®), a sterile, aqueous liposomal suspension designed for oral inhalation via nebulization which is manufactured using the Client Manufacturing Process (the “Product”);
WHEREAS, Patheon has expertise and experience in manufacturing and packaging sterile pharmaceutical products and is interested in providing manufacturing services to Client in connection with the Product;
WHEREAS, in anticipation of this Agreement and the services that Patheon will supply hereunder, the Parties are executing an agreement pursuant to which Patheon would undertake certain technology transfer and construction services in order to validate Client’s technology package and prepare Patheon’s facilities for the manufacture of the Product; and
NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants of the Parties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:
ARTICLE I. DEFINITIONS
The following terms shall have the meanings set forth below. Unless the context indicates otherwise, the singular shall include the plural and the plural shall include the singular.
“Additional Services” means any services requested and approved by Client that supplement Patheon’s regular performance of the Manufacturing Services pursuant to this Agreement or that supplement Patheon’s regular performance of the Transfer Services pursuant to the Technology Transfer Agreement, as applicable, as described in Schedule B.
“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For the purposes of this definition only, a Person will be regarded as in control of another Person if such Person owns, or directly or indirectly controls, more than 50% of the voting securities (or comparable equity interests) or other ownership interests

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of the other Person, or if such Person directly or indirectly possesses the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities, by contract, or any other means whatsoever.
“Agreed Delivery Date” has the meaning set forth in Section 2.3(f).
“Agreement” has the meaning set forth in the Preamble hereto.
“API” means the active pharmaceutical ingredient amikacin sulfate.
“Applicable Law” means applicable United States and foreign federal, state, and local laws, orders, rules, regulations, guidelines, standards, customs and ordinances, including, without limitation, those (to the extent they are applicable) of the FDA and comparable foreign Regulatory Authorities, including the FDA Act.
“Base Fee” means the monthly fee paid by Client, as more specifically set forth in Schedule B. For the avoidance of doubt, Base Fees do not include Technology Transfer Fees or Capital Expenditures (both as defined in the Technology Transfer Agreement), Product Fees, Material Costs, Maintenance Costs, Disposal Costs or charges for Bill Back Items or Additional Services.
“Basic Engineering Design” means the basic engineering design to be conducted by Patheon as described in the Letter Agreement entered into by the Parties dated 16 June 2017.
“Bill Back Items” means the items and services set forth in Schedule B or other project-specific items that are used or necessary in connection with the Manufacture of the Products and that are not included as Materials.
“Certificate of Analysis” means a certificate evidencing the analytical tests conducted on a specific batch of Product or Material and setting forth, inter alia, the items tested, specifications, and test results.
“Certificate of Compliance” means a certificate stating that a specific batch of Product has been Manufactured in compliance with GMP and the Specifications.
“Claim” has the meaning set forth in Section 9.3(a).
“Client” has the meaning set forth in the Preamble hereto.
“Client Indemnified Parties” has the meaning set forth in Section 9.2.
“Client Manufacturing Equipment” means process equipment necessary to Manufacture the bulk Product that consists of equipment for the bulk Manufacturing, vial preparation, fill/finish, and in-process control testing of the Product and its intermediates as more fully set forth in Exhibit F of the Technology Transfer Agreement.

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“Client Manufacturing Process” means the proprietary process owned or Controlled by Client for Manufacturing the Product, as disclosed by Client to Patheon, and each intermediate of the Product, as established as of the Effective Date, including without limitation, as set forth in the investigational new drug application filed with the FDA, and, when applicable, as set forth in the NDA as may be filed with, and approved by, the FDA.
“Client Manufacturing Process Improvements” has the meaning set forth in Section 5.1(e)(i).
“Client On Site Representative” has the meaning set forth in Section 3.5(a).
“Client Product Improvements” has the meaning set forth in Section 5.1(e)(i).
“Client Specification Improvements” has the meaning set forth in Section 5.1(e)(i).
“Client-Supplied Materials” has the meaning set forth in Section 2.2(a).
“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party to achieve any objective, the reasonable, diligent efforts to accomplish such objective as a similarly situated party (with respect to size, resources and assets) in the pharmaceutical industry would normally use to accomplish a similar objective in its own interests under similar circumstances.
“Confidentiality Agreement” has the meaning set forth in Section 7.1.
“Confidential Information” has the meaning set out in the Confidentiality Agreement.
“Control” or “Controlled” means ownership or the right by a Party to assign or grant a license or sublicense under Intellectual Property rights to the other Party of the scope set forth herein, without breaching the terms of any agreement with a Third Party.
“Deficiency Notice” has the meaning set forth in Section 2.8(b).
“Discretionary Manufacturing Changes” has the meaning set forth in Section 2.10(b)(ii).
“Disposal Costs” means the cost charged by a Third Party for disposal of waste from the Manufacture of the Product plus an [***]% handling fee.
“Effective Date” has the meaning set forth in the Preamble hereto
“EMA” means the European Medicines Agency.
“Equipment” means any equipment used in the Manufacture of the Product as more fully set forth in Exhibit F of the Technology Transfer Agreement.
“Existing Client Intellectual Property” has the meaning set forth in Section 5.1(a).
“Existing Patheon Intellectual Property” has the meaning set forth in Section 5.1(b).

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“Expected Yield” has the meaning set forth in Section 2.9(a).
“Expert” has the meaning set forth in Section 2.8(d)(vi).
“Exploit” means to make, have made, import, use, sell, offer for sale, receive or otherwise dispose of a product or process, including the research, development (including the conduct of clinical trials), registration, modification, enhancement, improvement, Manufacture, storage, formulation, optimization, export, transport, distribution, promotion, or marketing of a product or process.
“Facility” means the facility of Patheon located at Kingfisher Drive, Swindon, Wiltshire SN3 5BZ, United Kingdom, or such other facility approved in accordance with Section 3.4(a).
“FDA” means the United States Food and Drug Administration and any successor organization thereto and all agencies under its direct control.
“FDA Act” means the US Federal Food, Drug, and Cosmetic Act, as amended.
“FDA Approval Date” means the date of receipt by Client of Regulatory Approval in the United States for Products Manufactured at the Manufacturing Suite.
“Filing Party” has the meaning set forth in Section 3.17(d).
“Final Filing” has the meaning set forth in Section 3.17(g).
“Forecast” has the meaning set forth in Section 2.3(a).
“GMP” means the current good manufacturing practices applicable from time to time to the Manufacturing of the Product, or any intermediate of the Product, pursuant to Applicable Law, including those promulgated under the FDA Act at 21 C.F.R. (Parts 210 and 211 and Part 4 as relevant for combination products), and those promulgated under Directive 2001/83/EC (as amended by Directive 2004/27/EC), Directive 2003/94/EC and EudraLex - Volume 4 of the Rules Governing Medicinal Products in the European Union entitled “EU Guidelines to Good Manufacturing Practice Medicinal Products for Human and Veterinary Use”, together with the latest FDA, EMA and European Commission guidance documents pertaining to manufacturing and quality control practice, all as updated, amended and revised from time to time. Guidance in draft status will be considered as in effect for the purposes of this definition if this guidance has been adopted by Patheon at the Facility in relation to all its other clients and included as part of Patheon’s Standard Operating Procedures or if it is agreed to be adopted by the Commercial Steering Committee.
“Indemnified Party” has the meaning set forth in Section 9.3(a).
“Indemnifying Party” has the meaning set forth in Section 9.3(a).

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“Initial Draft” has the meaning set forth in Section 3.17(e).
“Initial Term” has the meaning set forth in Section 8.1.
“Intellectual Property” includes, without limitation, rights in patents, patent applications, formulae, trademarks, trademark applications, trade-names, Inventions, copyrights, designs, trade secrets, databases and rights in know how (whether or not any of these is registered or capable of registration and including applications for registration of any such thing) and all other similar rights or forms of protection of a similar nature or having equivalent or similar effect to any of these which may subsist anywhere in the world.
“Invention” means information about any innovation, improvement, development, discovery, computer program, device, trade secret, method, know-how, process, technique or the like, whether or not written or otherwise fixed in any form or medium, regardless of the media on which it is contained and whether or not patentable or copyrightable.
“Loss” means any claims, lawsuits, losses, damages, liabilities, penalties, costs, and expenses (including reasonable attorneys’ fees and disbursements).
“Maintenance” means the maintenance of Equipment and the Facility in satisfactory operating condition, including the performance of systematic inspection and service of Equipment pursuant to the applicable Standard Operating Procedures of Patheon, as reviewed and agreed to by Client (the “Equipment Standard Operating Procedures”), or the manufacturer’s terms of operation and recommended procedures.
“Maintenance Costs” means the cost charged by a Third Party for (a) routine Maintenance; or (b) revalidation of the Equipment, plus an [***]% handling fee.
“Make Good Costs” has the meaning set forth in Section 8.3(d).
“Manufacture” and “Manufacturing Services” means the manufacture of the Products, including without limitation the planning, purchasing and receipt of Patheon-Supplied Materials, planning (based on the Forecast), receipt of Client-Supplied Materials and the manufacturing, processing, formulating, filling, bulk packaging, bulk labelling, storage, handling, quality release of Products (Certificate of Compliance), together with all agreed sample retention, stability testing, quality control and assurance and waste disposal.
“Manufacturing Services Termination Costs” has the meaning set forth in Section 8.3(e).
“Manufacturing Suite” means the manufacturing suite at the Facility, whose footprint was determined pursuant to the Technology Transfer Agreement.

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“Marketing Authorization” means an approved New Drug Application as defined in the FDA Act and the regulations promulgated thereunder, or any corresponding foreign application, registration, or certification, necessary or reasonably useful to market any Product in a country or regulatory jurisdiction other than the United States, including applicable pricing and reimbursement approvals, and all supplements and amendments thereto.
“Material Costs” has the meaning set forth in Section 2.2(b).
“Materials” means all API, excipients and processing aids, and processing, filling and packaging components listed in Schedule C, as amended from time to time by agreement in writing.
“NDA” means the US new drug application for a product, including the Product, requesting permission to place a drug on the market in accordance with 21 C.F.R. Part 314, and all supplements (SNDA) filed pursuant to the requirements of the FDA, including all documents, data, and other information filed concerning such product that are necessary for FDA approval to market such product in the Territory.
“Non-Conforming Product” means (a) a batch of Product that fails, or is aborted during processing; or (b) a Product Manufactured by Patheon that fails to [***].
“Non-Filing Party” has the meaning set forth in Section 3.17(d).
“Party” and “Parties” have the meanings set forth in the Preamble hereto.
“Patheon” has the meaning set forth in the Preamble hereto.
“Patheon Indemnified Parties” has the meaning set forth in Section 9.1.
“Patheon Independent Manufacturing Equipment Improvements” has the meaning set forth in Section 5.1(f)(i).
“Patheon Manufacturing Equipment” means any equipment, other than the Client Manufacturing Equipment, necessary to Manufacture the Product including as more fully set forth in Exhibit F of the Technology Transfer Agreement, waste handling systems and all building infrastructure and any and all improvements or additions made thereto, as approved in writing by Client.
“Patheon Nonconformance” has the meaning set forth in Section 2.8(d)(i).
“Patheon-Supplied Materials” has the meaning set forth in Section 2.2(a).

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“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, or other similar entity or organization, including a government or political subdivision, department, or agency of a government.
“Product” has the meaning set forth in the Recitals hereto in finished, bulk-packaged form according to the Specifications as described in Schedule A, as the same may be amended from time to time.
“Product Fee” has the meaning set forth in Section 2.4.
“Project Manager” and “Project Managers” have the meaning set forth in Section 3.5(b).
“Purchase Order” means a written purchase order that sets forth (a) the quantities of each presentation of Product to be delivered by Patheon to Client, (b) the requested delivery dates therefor, and (c) the bulk packaging to be used for such Product.
“Quality Agreement” has the meaning set forth in Section 3.1.
“Regulatory Approval” means any and all approvals (including pricing and reimbursement approvals), licenses, registrations, or authorizations of any Regulatory Authority necessary to Exploit the Product in any country in the Territory, including any approval of a Product, Marketing Authorization and supplements and amendments thereto.
“Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial, or local regulatory agencies, departments, bureaus, commissions, councils, or other government entities regulating or otherwise exercising authority with respect to the Exploitation of a Product in the Territory.
“Regulatory Filings” has the meaning set forth in Section 3.17.
“Regulatory Obligations” has the meaning set forth in Section 3.17.
“Remediation Period” has the meaning set forth in Section 8.2(a)(vii).
“Reports” has the meaning set forth in Section 3.13.
“Required Manufacturing Changes” has the meaning set forth in Section 2.10(b)(i).
“Shipment Costs” has the meaning set forth in Section 2.8(d)(ii).
“Specifications” means the specifications for each presentation of Product (i.e., the dosage forms in Schedule A) given by Client to Patheon relating to the specifications of the Materials; the manufacturing specifications, directions and processes; the storage requirements; all environmental, health and safety information for the Product including material safety data sheets and the finished Product specifications, specifications for bulk

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and primary packaging and shipping requirements for the Product, as amended, modified, or supplemented from time to time.
“Technology Transfer Agreement” means the agreement executed on the date hereof between Client and Patheon in order for Patheon to be able to Manufacture the Products, as described in more detail in the third Recital.
“Term” has the meaning set forth in Section 8.1.
“Territory” means the United States and other territories agreed by the Parties pursuant to Section 2.2(t) from time to time.
“Third Party” means a Person who is neither a Party nor an Affiliate of a Party.
“Third Party Losses” means Losses incurred as a result of claims brought by Third Parties.
“Third Party Subcontractors” has the meaning set forth in Section 3.16.
ARTICLE II.     MANUFACTURING SERVICES
2.1    Supply Obligations.
(a)    Subject to the completion of the technology transfer and construction services under the Technology Transfer Agreement to validate Client’s technology package and prepare Patheon’s facilities for the manufacture of the Product, and the terms and conditions hereof, and in consideration for the payments set forth in Schedule B, Client appoints Patheon as a non-exclusive supplier of the Products and Patheon shall provide the Manufacturing Services and shall supply the Product to Client.
(b)    Pursuant to the Technology Transfer Agreement, Client will develop and Patheon will confirm the Client Manufacturing Process. The Client Manufacturing Process is the Confidential Information of Client, subject to the terms of the Confidentiality Agreement, and accordingly Patheon may not allow Third Parties (other than relevant Regulatory Authorities or Third Party Subcontractors) to access the Manufacturing Suite or view documentation so describing the Manufacturing Process without Client’s prior written consent, provided that third parties may view the filling line from outside the room in which it is housed.
(c)    Patheon shall Manufacture all Products delivered hereunder:
(i)    at the Manufacturing Suite;
(ii)    in accordance with the Specifications, this Agreement and the Quality Agreement; and
(iii)    in compliance with GMP and Applicable Laws.

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(d)    Patheon shall ensure that sufficient numbers of adequately educated and experienced staff are retained at the Facility in order to Manufacture the volumes of Product set out in the Forecast. Patheon shall perform all activities necessary to maintain a GMP compliant status of the manufacturing lines and areas of the Facility applicable to the Manufacture of the Product.
2.2    Materials, Bill Back Items and Additional Services.
(a)    All Materials necessary for the Manufacture of the Product are set forth in Schedule C. Materials that will be purchased by Client and shipped to Patheon (“Client-Supplied Materials”) are listed in Part A of Schedule C. Materials that will be purchased by Patheon (“Patheon-Supplied Materials”) are listed in Part B of Schedule C.
(b)    Patheon-Supplied Materials will be invoiced to Client [***] at the time of purchase by Patheon at cost plus an [***]% handling fee, in accordance with the invoicing procedure set forth in Article IV (“Material Costs”). Patheon shall obtain the prior written approval of Client on the cost of such Patheon-Supplied Materials if the cost of any individual item of Patheon-Supplied Material increases by more than (i) [***]%; or (ii) £[***], whichever is the lower. Where Client nominates a particular supplier to supply certain Patheon-Supplied Materials, Patheon shall purchase those Materials from that supplier subject to Section 2.2(d). All purchases of Patheon-Supplied Materials by Patheon shall be made on Patheon’s own behalf and not as an agent for Client.
(c)    Patheon shall store, handle, and protect the Materials with a reasonable level of care, which shall include taking all reasonable precautions to ensure that the Materials are not subject to contamination, deterioration, destruction, or theft. Patheon shall keep adequate records of its usage of the Materials during the Term.
(d)    Client acknowledges that Patheon is required under GMP to follow certain verification and approval processes for all vendors used by Patheon in the procurement of Materials. In the event that Client requests Patheon to procure Materials from a vendor that is not currently verified by Patheon, Client will be liable for Patheon’s fees for the performance of any auditing and verification activities by Patheon under this Section 2.2(d) as an Additional Service. Client will be responsible for validation of suppliers of Client-Supplied Materials unless otherwise agreed. Patheon will be responsible for validation of suppliers of Patheon-Supplied Materials. Any changes to a supplier of Materials proposed by either Party shall be subject to the change control procedure set out in Section 2.10(b) and may not be used until, as applicable, submission has been filed to necessary health authorities and where appropriate approvals obtained.
(e)    Patheon shall be responsible for ordering and paying for the relevant quantities of Patheon-Supplied Materials necessary for the Manufacture of Products on such terms and conditions as Patheon may agree with relevant suppliers.

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(f)    The Commercial Steering Committee shall discuss and agree the process by which Patheon shall order from Client the relevant quantities of Client-Supplied Materials necessary for the Manufacture of Products during the Term. Client will keep Patheon informed of the standard lead time for and cost of Client-Supplied Materials and shall supply such Client-Supplied Materials free of charge on a consignment basis in response to orders placed by Patheon under this Agreement.
(g)    Client will at its sole cost and expense, deliver Client-Supplied Materials to the Facility DDP (Incoterms 2010) at no cost to Patheon (with any VAT paid by Client) in the quantities and on the dates agreed with Patheon in response to orders placed pursuant to the process agreed under Section 2.2(f). If the Client-Supplied Materials are not received on the agreed date, Patheon may delay the Manufacture of Product for a period of time proportionate to such delay.
(h)    All shipments of Client-Supplied Materials, if required, will be accompanied by Certificate(s) of Analysis from the Material manufacturer or Client confirming its compliance with the Material’s specifications, together with all required documentation as specified in the Quality Agreement. Client or Client’s designee will be the “Importer of Record” for Client-Supplied Materials imported to the Facility. Client-Supplied Materials will be held by Patheon on behalf of Client as set forth in this Agreement.
(i)    Title to Client-Supplied Materials will at all times remain the property of Client. Risk in the Client-Supplied Materials shall remain with Patheon at all times from the point when the Client-Supplied Materials are delivered to Patheon until delivery of the Products to Client (or return of the Client-Supplied Materials to Client), at which time it shall pass to Client (or its relevant Affiliate). The transfer of risk in the Client-Supplied Materials to Patheon shall be without prejudice to Section 9.5 (to the extent that the terms and conditions of Patheon’s policies of insurance do not cover any type of loss or damage to the Client-Supplied Materials) and shall be subject to any amounts recoverable by Patheon from its insurer provided that Patheon shall only insure Client-Supplied Materials up to the values recommended and provided to Patheon by Client. Patheon shall not be liable for any unrecoverable losses caused by the under-estimation of such values. The transfer of risk shall further be subject to any deductible amounts applied by Patheon’s insurer and the terms and conditions and exclusions of Patheon’s policies of insurance.
(j)    Client-Supplied Materials will only be used by Patheon to perform the Manufacturing Services or associated activities necessary to perform the Manufacturing Services.
(k)    Client shall supply the Client-Supplied Materials in accordance with the requirements of the Quality Agreement, the Specifications, the Marketing Authorization, and GMP.
(l)    Patheon shall notify Client promptly in writing if, after having carried out the analysis and testing of Client-Supplied Materials as set out in the Quality Agreement or the

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Specifications it considers that any delivered Client-Supplied Materials do not comply with Section 2.2(k), and shall provide samples of such delivery together with copies of any relevant analysis records. Upon receipt of notification pursuant to this Section 2.2(l) by Client, the Parties will use Commercially Reasonable Efforts to agree (each acting in good faith) whether or not the Client-Supplied Materials in question are compliant with the requirements set out in Section 2.2(k) and:
(i)    Client shall be entitled at all reasonable times to inspect and/or analyse the delivery in question;
(ii)    Patheon shall not use any of the Client-Supplied Materials in question in the Manufacture of Product until the matter has been resolved in accordance with this Section 2.2(l) and Section 2.2(m) unless agreed otherwise; and
(iii)    at Patheon’s request, Client shall deliver to Patheon replacement Client-Supplied Materials as soon as practicable, using Commercially Reasonable Efforts to enable continuity of Patheon’s Manufacture of the relevant Products.
(m)    In the event that the Parties do not agree on whether the Client-Supplied Materials in question are compliant with the requirements set out in Section 2.2(k), the matter may be referred to an Expert in accordance with the procedure in Section 2.8(d)(vi).
(n)    If Client-Supplied Materials are not compliant (or are determined to be non-compliant) with the requirements set out in Section 2.2(k) and Patheon does not have sufficient quantity of released Client-Supplied Materials that are compliant, then Patheon will have no liability to Client if this results in delayed performance of any Manufacturing Services or cancellation or rescheduling of any manufacturing slots, provided that the non-compliance has not been caused by a breach of this Agreement by Patheon. Client will pay Patheon for the Purchase Order in accordance with Section 2.4 which payment will be credited against the Product Fees that are payable for future Purchase Orders.
(o)    Where Patheon fails to carry out incoming analysis of Client-Supplied Materials in accordance with the Specifications and uses the Client-Supplied Materials in question in the Manufacture of Product and any such Client-Supplied Materials thereafter are agreed or determined pursuant to Section 2.8(d)(vi) to not comply with the requirements set out in Section 2.2(k), Patheon shall:
(i)    provide the remedies set out in Section 2.8(d)(ii) for any Non-Conforming Product that is caused by such a failure (Patheon’s obligation to reimburse Client-Supplied Materials incorporated into Non-Conforming Product caused by such a failure will be captured and calculated in the Yield Reimbursement Payment under Section 2.9 which shall be subject to the limitation of liability in Section 9.5(a)); and
(ii)    at Client’s option, subject to completion of any quality investigation, any sample retention requirements and the provisions of the Quality Agreement, take

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all necessary action (at its own expense), to rework, reprocess (both of which shall be done promptly) or destroy any Non-Conforming Products caused by such a failure.
(p)    Client will be responsible for paying for all Non-Conforming Product that arises from Client-Supplied Materials that do not comply with the requirements set out in Section 2.2(k) that could not be detected by Patheon carrying out the incoming analysis of Client-Supplied Materials in accordance with the Specifications.
(q)    Patheon will provide free of charge sufficient storage capacity to support storage of the required quantity of Materials for the longer of up to [***] or the amount of time set forth for the applicable Material on Schedule C. Patheon will also provide free of charge sufficient storage capacity to support storage of Product for up to [***] after the release of the relevant Product.  Any additional storage, or storage of Materials or Product beyond the applicable period stated herein, will be subject to the mutual agreement of the Parties to include the fees relating thereto. Patheon’s standard storage fees as of the Effective Date are [***] per pallet, per [***] for storing the Materials or finished Product. Storage fees for Materials or Product that contain controlled substances or require refrigeration are charged at [***] per pallet per [***]. Storage fees are subject to a one pallet minimum charge per [***]. Storage fees will not apply to (i) any [***] for up to [***] after the Marketing Authorization for the United States has been granted; and (ii) any stocks of Products Manufactured during the first [***] after the Effective Date in anticipation of launch in the US, provided that where Patheon is unable to accommodate all or some of such launch quantities it may engage a Third Party Subcontractor to do so in accordance with Section 3.16.
(r)    Bill Back Items will be charged to Client at Patheon’s cost plus a [***] handling fee. Patheon shall invoice Client [***] for any Bill Back Items used in connection with the Manufacture of the Products during the preceding [***] in accordance with ARTICLE IV. Patheon may only invoice Bill Back Items that have been quoted to and approved in writing by an authorized person of Client in advance. The cost of any Bill Back Items where use is shared between Client and Patheon or other clients of Patheon will be apportioned in good faith in proportion to their use.
(s)    If Client is interested in having Patheon perform Additional Services, Client will provide Patheon with a written request containing sufficient detail to enable Patheon to provide Client with a quote and proposal to provide such Additional Services. Patheon may only invoice for Additional Services that have been quoted to and approved in writing by an authorized person of Client in advance. Where a rate for Additional Services has been specified in Schedule B, such rates are calculated as at the Effective Date. These fees will be adjusted on 1st January of each year (first review [***]) to reflect any increase in the UK Consumer Price Index: All Items Index published by the Office for National Statistics (as published at www .ons.gov.uk) during the previous twelve (12) months (based on the average of the monthly changes over the 12-month period), provided that if the increase in the index exceeds [***] it will be implemented but the Parties shall meet and negotiate in good faith measures to mitigate the effect of the fee increase. Patheon shall invoice Client monthly for any Additional Services performed by Patheon during the preceding month in accordance with Article IV.

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(t)    If Client decides to have Patheon perform Manufacturing Services for the Product for a territory outside the United States, Japan and/or the European Union (including the United Kingdom), then Client will inform Patheon of the additional requirements for each new country and Patheon will prepare a quotation for consideration by Client of any additional costs for the Product destined for each new country. The agreed additional requirements and change to any Product Fees will be set out in a written amendment to this Agreement. The Product Fees for products supplied to Japan or the European Union (including the United Kingdom) shall be consistent with those for the United States save to the extent Additional Services are required in respect of such Products, e.g., extra visual inspection for Japan, which shall be subject to Section 2.2(s).
(u)    Patheon-Supplied Materials.
(i)    If the Parties agree that Patheon is to source all or any of the Materials, Client understands and acknowledges that Patheon will rely on Client’s Purchase Orders and Forecasts in ordering the Patheon-Supplied Materials required to meet the Purchase Orders. Accordingly, Client authorizes Patheon to purchase Patheon-Supplied Materials to satisfy the Manufacturing Services requirements for Products for the first [***] contemplated in the most recent Forecast or as set out in Schedule C. Patheon may make other purchases of Patheon-Supplied Materials to meet Manufacturing Services requirements for longer periods if agreed to in writing by the Parties. Client will give Patheon written authorization to order Patheon-Supplied Materials for any launch quantities of Product requested by Client which will be considered a Purchase Order when accepted by Patheon.
(ii)    Client will reimburse Patheon for any destruction costs of any Patheon-Supplied Materials ordered by Patheon under Purchase Orders or under Section 2.2(u)(i) that are not included in finished Products Manufactured for Client on or before [***] after the forecasted month for which the purchases have been made (or for a longer period as the Parties may agree). If any non-expired Patheon-Supplied Materials are used in Products subsequently manufactured for Client, Client will receive credit for any costs of those Patheon-Supplied Materials previously paid to Patheon by Client.
(v)    Waste Disposal. Patheon shall dispose of waste arising from the Manufacture of the Product. Disposal Costs will be invoiced to Client [***] in accordance with the invoicing procedure set forth in ARTICLE IV. Patheon may only invoice Disposal Costs that have been quoted to and approved in writing by an authorized person of Client in advance.
2.3    Forecasting, Order, and Delivery of Products.

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(a)    No later than [***] prior to the anticipated FDA Approval Date and thereafter at least [***] during the Term, Client shall deliver to Patheon a written good faith [***] forecast, calculated monthly for the first [***] and quarterly thereafter, estimating the quantities of each presentation of Product that Client expects to order from Patheon during such period (each, a “Forecast”).
(b)    If Patheon is unable to accommodate any portion of the Forecast, it will notify Client in writing setting out the reasons and the Parties will agree on any revisions to the Forecast. Without prejudice to Client’s other rights and remedies under this Agreement, Patheon shall take all such actions as may be reasonably requested by Client to minimize the damage to Client (if any) caused by Patheon’s inability to accommodate any portion of the Forecast, [***]. Taking these actions will not constitute an admission of liability by Patheon or any acceptance that an inability to accommodate any portion of the Forecast will cause damage to Client.
(c)    Client shall update the Forecast on or before the first day of each calendar month on a rolling forward basis. Client shall also update the Forecast prior to the next monthly deadline if it determines that the volumes estimated in such Forecast have changed (or will change) by more than [***]. The most recent Forecast will prevail. Except as set forth in Section 2.3(e) below, each Forecast shall be non-binding and shall be used by Patheon for planning purposes only.
(d)    When this Agreement is executed, Client will give Patheon a written [***] for strategic purposes, of the volume of Product Client then anticipates to purchase from Patheon for each year during such period (the “Long Term Forecast”). The Long Term Forecast will thereafter be updated every six months (as of June 1 and December 1) during the Term. If Patheon is unable to accommodate any portion of the Long Term Forecast, it will notify Client and the Parties will agree on any revisions to the Long Term Forecast.
(e)    The first [***] of each Forecast shall be considered binding firm orders. Client will issue corresponding Purchase Order(s) on a monthly basis to purchase and, when accepted by Patheon, for Patheon to Manufacture and deliver the agreed quantity of the Product for each month of such [***] period, provided that the delivery lead time must be at least [***] from the date of Patheon’s acceptance (or deemed acceptance) of the Purchase Order pursuant to Section 2.3(f) below. Expedited Purchase Orders will be subject to additional fees on reasonable terms that are consistent with those generally offered to Patheon’s other customers.
(f)    Patheon shall accept Purchase Orders by sending an acknowledgement to Client on or before [***] business days of its receipt of the Purchase Order. The acknowledgement will include confirmation of the quantity of Product ordered as set out in the Purchase Order and the delivery date(s) for the Product ordered as set out in the Purchase Order (“Agreed Delivery Date”). Upon receipt of such acknowledgement, each Purchase Order will be regarded by the Parties as a binding irrevocable commitment by Client to purchase from Patheon, and for Patheon to Manufacture and supply to Client, the relevant quantity of Product according to the requirements set out in such Purchase Order.

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(g)    Patheon shall only be required to provide a delivery month for any Purchase Orders or part thereof that do not relate to the first [***] of the applicable Forecast. The Agreed Delivery Date may be amended by agreement of the Parties. If Patheon fails to acknowledge receipt of a Purchase Order on or before the [***] business day period, the Purchase Order will be deemed to have been accepted by Patheon.
(h)    Patheon shall deliver Product to Client EXW the Facility (as defined in Incoterms 2010) by the Agreed Delivery Date and in the quantities specified in the relevant Purchase Order. Client may accept deliveries in advance of the Agreed Delivery Date at its discretion. All Product shall be packed for shipping in accordance with the Specifications.
(i)    Title to the Products shall vest in Client from [***]. Risk of loss to Product shall pass to Client (or a designated Client Affiliate) at the time when Patheon loads the Product onto the carrier’s vehicle for shipment at the shipping point at the Facility. Neither payment for the Products by Client, nor passing of risk in the Products to Client, shall be deemed to constitute acceptance of such Products by Client.
(j)    Each delivery of Product shall be accompanied by a Certificate of Analysis and a Certificate of Compliance and such other documents as may be required pursuant to the Quality Agreement. All Products shall be released for delivery on or before a quarterly average of [***], and no later than at [***], after the date that the API is combined with the excipients for the Product in accordance with the Client Manufacturing Process. If the quarterly average is greater than [***], the Parties shall engage in good faith discussions to agree a remediation plan describing the steps to be taken to improve shelf life performance. Patheon shall use Commercially Reasonable Efforts to implement such plan. If Product is released later than [***], Client may reject the same if in its reasonable opinion it will not be able to [***] that has been so released safely and at commercially reasonable rates. Any such rejected Product shall be regarded as [***]. The costs of all freight, insurance, handling fees, taxes, and other costs associated with the shipment of Product, as well as export licenses, import license, and customs formalities for the import and export of goods will be borne by Client. Client shall collect shipments from the Facility on the date specified in the relevant Purchase Order or otherwise following notification of availability for delivery from Patheon and agreement of a revised delivery date.
(k)    If Client cancels any Purchase Order after acceptance thereof by Patheon or deemed acceptance as described in Section 2.3(f) or (g), Client will pay Patheon [***] of the Product Fee for the Purchase Order which payment will be credited against the Product Fees that are payable for future Purchase Orders.
(l)    Patheon shall use Commercially Reasonable Efforts to satisfy, any changes in quantity, delivery phasing or dates requested by Client in respect of Purchase Orders or any additional orders. Any additional fees to reflect additional activities required to be conducted by Patheon as a result of these changes or additional orders shall be agreed by the Parties in advance.
2.4    Product Fees. The purchase price for Products Manufactured hereunder (the “Product Fee”) shall be calculated according to the model as set forth in Schedule B. This means that the Product Fee payable per Product varies on an incremental basis as further described in

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Schedule B. All purchases of Products will be invoiced at the applicable Product Fee based on the volume of Products expected to be supplied in that calendar year (or part thereof) based on most recent Forecast at the start of the calendar year. If the volume of Products ordered by Client during such calendar year falls into a different volume band then Patheon shall issue a corresponding invoice or credit note (as the case may be) by 31 March in the following calendar year. For the avoidance of doubt no Product Fees shall be payable for the aggregate total of [***] that are included in the Transfer Services as described in Exhibit C of the Technology Transfer Agreement. [***] are not included in the Technology Transfer Fees and therefore Product Fees shall be payable for these batches; any additional [***] shall be charged at the price specified in the Technology Transfer Agreement. Patheon shall invoice Client for the relevant Product Fee after the Products have been released by Patheon for delivery in accordance with Section 2.3(h). All Product Fees will be due and payable in accordance with the invoicing procedures set forth in ARTICLE IV.
2.5    Base Fees. Patheon will invoice Client [***] in advance for the Base Fees set forth Schedule B. All Base Fees will be due and payable in accordance with the invoicing procedures set forth in Article IV.
2.1    Fee Adjustment.
(a)    The Base Fee and Product Fee stated herein are calculated as at the Effective Date and shall be fixed until [***]. Thereafter, starting on [***] the Base Fee and Product Fee shall be adjusted annually to reflect any change in the UK Consumer Price Index: All Items Index published by the Office for National Statistics (as published at www .ons.gov.uk) during the preceding twelve (12) months (based on the average of the monthly changes over the 12-month period) provided that if the increase in the index exceeds [***] it will be implemented but the Parties shall meet and negotiate in good faith measures to mitigate the effect of the fee increase.
(b)    Patheon, in collaboration with Client, shall use Commercially Reasonable Efforts to identify and target potential areas of cost reduction (e.g., efficiency savings as a result of increasing volumes, or changes in process, formulation or components relating to the Products) and process improvements (e.g., cycle time reductions, inventory reductions, yield improvements or collaborative procurement) relating to its performance under this Agreement. The net benefits of cost savings and improved efficiencies achieved as a result of the same shall be allocated as follows:
(i)    where benefits of cost reductions and improved efficiencies are only applicable to the Manufacture of the Product(s), the amount of such benefits shall be [***]; and
(ii)    where benefits of cost reductions and improved efficiencies are applicable to the general manufacturing and supply chain costs of Patheon, such that Patheon and/or its customers generally benefit, the allocation of such benefits shall be [***].
(c)    Exchange Rate Fluctuations

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(i)    Fees. On or before 1 November of each year the Parties will agree a forward exchange rate to be applied for the following year, effective 1 January, as defined by the Bloomberg.com one Year Forward Rate. Patheon will adjust the Base Fee, Product Fees, Technology Transfer Fees, any batch fees under the Technology Transfer Agreement and any other agreed fees such as fees for Additional Services to reflect the forward exchange rate (GBP value per contract at the forward rate) for each calendar year. The first adjustment will be effective from 1 January 2018. Prior to this date, Patheon will adjust the fees to reflect the USD/GBP exchange rate for the month in which the invoice is issued to Client as set out in Section 2.6(c)(ii).
At the end of the calendar year, the Parties will perform a true up based upon, (i) actual fees using the forward exchange rate and (ii) the theoretical fees had the Parties applied the monthly average USD/GBP exchange rate as published on OANDA.com during the calendar year. An example of the calculation is set out in Schedule G. Where the true up results in a positive or negative balance, Patheon shall issue a corresponding invoice or credit note in respect of the balance by 31 March in the following calendar year. Patheon will provide a report with its true up calculation for the year for Client to review and comment before any invoice or credit note is triggered. The first true up will be performed after 31 December 2018.
(ii)    Costs. Patheon will also adjust the Capital Expenditures (as defined in the Technology Transfer Agreement), Material Costs, Maintenance Costs, Disposal Costs, charges for Bill Back Items and any other costs that are passed through to Client to reflect the USD/GBP exchange rate as published on Bloomberg.com for the month in which the invoice is issued to Client. This adjustment will be made and communicated to Client prior to being invoiced by Patheon.
2.2    Failure or Inability to Supply Product.
(a)    Patheon shall ensure that Product is Manufactured and delivered to Client on a timely basis consistent with the terms of this Agreement (including the Forecast and Purchase Order procedures set forth in Section 2.3). In the event that Patheon, at any time during the Term, is unable or shall have reason to believe that it will be unable to supply Client with the full quantity of Product forecasted to be ordered or actually ordered by Client in a timely manner and in conformity with the warranty set forth in Section 6.3 (whether by reason of force majeure or otherwise), Patheon shall notify Client thereof in writing on or before [***] business days setting out the reasons for such inability to supply. Promptly thereafter, the Parties shall meet to discuss how Client shall obtain such full quantity of conforming Product and Patheon will take all such actions as may be reasonably agreed by the Parties to minimise any delay. Compliance by Patheon with this Section 2.7(a) shall not relieve Patheon of any other obligation or liability under this Agreement, including any obligation or liability under Section 2.7(c) below. If Patheon’s inability to supply is partial, Patheon shall fulfill Purchase Orders with such quantities of Product as are available and the Client’s payment obligations relating to the Product Fee shall be reduced accordingly. In the event Patheon’s inability to meet Purchase Orders or forecasts is due to a shortage

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of production capacity in the Manufacturing Suite, Patheon shall in addition to the foregoing requirements, promptly notify Client of such shortage of production capacity and the estimated date such shortage of production capacity is to end.
(b)    The Parties acknowledge that following Completion of the Tech Transfer (as defined in the Technology Transfer Agreement), (i) the engineering approach and footprint agreed by the Parties for the Manufacturing Suite and utility requirements is intended to provide capacity for the Manufacture of [***] vials of Product per [***] and (ii) the provision of personnel supporting the Manufacturing Suite is intended to support the Manufacture of the volumes of Product as set out in the relevant Forecast. Patheon undertakes to maintain such capacity and associated support processes for the Term in order to be able to ramp up to manufacture of at least [***] vials of Product per year within any [***] period, subject to Client’s provision of Forecasts for such volumes in accordance with Section 2.3(a). Patheon shall not without Client’s prior written consent take any step that might reduce this capacity.
(c)    If Patheon fails to Manufacture the full quantity of Product specified in a Purchase Order by the Agreed Delivery Date and in conformity with the warranty set forth in Section 6.3 (and such failure is directly due to the acts or omissions of Patheon where such acts or omission does not constitute a force majeure event pursuant to the terms of Section 10.2), and Patheon is unable to cure such failure on or before [***] days, in full and final settlement of such failure, Client, at its option, may cancel the unfulfilled portion of such Purchase Order, in which event Client shall have no liability with respect to the portion of such Purchase Order so cancelled. The cancelled portion of the Purchase Order shall count as ordered Product for the purposes of measuring On Time In Full Delivery Performance in accordance with Schedule D.
(d)    On Time In Full Delivery. The Parties shall measure the delivery performance of Patheon under this Agreement after each anniversary of the initial batch of commercial Manufacture of Product, and make any shortfall or bonus credit based on Patheon’s delivery performance as set out in Schedule D.
2.3    Non-Conforming Product.
(a)    In the event Patheon discovers a potential Non-Conforming Product prior to delivery of such Product to Client, Patheon shall suspend any planned release or delivery of such Products in accordance with the Quality Agreement and provide written notice to Client as soon as practicable describing in detail the Non-Conforming Product and the potential cause of such Non-Conforming Product.

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(b)    Client will perform a customary inspection of the Products Manufactured by Patheon on receipt. Such inspection will be limited to a visual inspection of the shipment-ready packaged Products (and associated shipping documentation) and Client will not be obliged to perform any testing of the Product. Client shall (i) on or before [***] days after delivery thereof by Patheon or (ii) on or before [***] days after Client discovers or is informed of a discovery of nonconformity that could not reasonably have been detected by the customary inspection on delivery (but not after the expiration date of the Product), give Patheon notice of any Non-Conforming Product (including a sample of such Non-Conforming Product, if applicable) (a “Deficiency Notice”). Should Client fail to give Patheon the Deficiency Notice on or before the expiry of the applicable notice period, then the delivery will be deemed to have been accepted by Client. Patheon will have no liability whether pursuant to this Section 2.8, Section 3.12 or Section 3.14 or otherwise for any Non-Conforming Product for which it has not received a Deficiency Notice on or before the expiry of the applicable notice period.
(c)    Following receipt of a Deficiency Notice Patheon shall conduct a root-cause analysis to verify whether a Product constitutes a Non-Conforming Product and, if found, to determine the cause of such Non-Conforming Product (including by undertaking an appropriate evaluation of a Non-Conforming Product sample, as applicable). Client shall provide reasonable cooperation to Patheon in connection with any such root-cause analysis and the payment obligation in relation to the Product Fee for such Product shall be suspended pending resolution of the issue. Patheon shall notify Client in writing of its determination regarding whether the Product constitutes a Non-Conforming Product on or before [***] days after either discovery of the Non-Conforming Product or receipt of such Deficiency Notice from Client, as applicable. Such notification shall include Patheon’s good faith determination of the cause of the Non-Conforming Product. At Client’s request and following the issue of a Purchase Order from Client, Patheon will use Commercially Reasonable Efforts to deliver a replacement delivery of the Product to Client as soon as practicable after receipt of the Deficiency Notice (subject to Client supplying Patheon with Client-Supplied Materials, if required) in order to ensure continuity of supply, and Client shall pay Patheon for such delivery in accordance with the terms of this Agreement.
(d)    Patheon Nonconformance
(i)    “Patheon Nonconformance” shall mean Patheon’s failure to [***].
(ii)    In the event of a Non-Conforming Product caused by a Patheon Nonconformance, Patheon shall reimburse Client for:

1.	the Product Fees in respect of Non-Conforming Products; and

2.	any shipment costs incurred by Client in the event that the Non-Conforming Product was shipped from the Facility at the time of the discovery of the Patheon Nonconformance (“Shipment Costs”); and

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3.	cost of losses of [***] incorporated into Non-Conforming Product, in each case, to the extent applicable and/or already paid by Client.
(iii)    Patheon’s obligation to reimburse Client for Client-Supplied Materials incorporated into Non-Conforming Product caused by a Patheon Nonconformance will be captured and calculated in the Yield Reimbursement Payment under Section 2.9 which shall be subject to the limitation of liability in Section 9.5(a) herein.
(iv)    [***] shall not apply in relation to (A) the internal expenses incurred by Patheon to supply conforming Product to Client pursuant to Section 2.8(c) if this is to replace Non-Conforming Product caused by a Patheon Nonconformance, or (B) the cost of any [***] or any Shipment Costs or the reimbursement of the Product Fee pursuant to Section 2.8(d)(ii). Client will not be liable to pay Product Fees for Non-Conforming Product caused by a Patheon Nonconformance and Patheon shall have no obligation to reimburse any unpaid Product Fees for Non-Conforming Product caused by a Patheon Nonconformance.
(v)    If the Non-Conforming Product was caused by any reason other than a Patheon Nonconformance, as may be determined by an Expert in accordance with Section 2.8(d)(vi), Client shall be liable for all expected Product Fees for such Non-Conforming Product (to the extent not already paid), provided that where the cause of non-conformance is not identifiable but a Patheon Nonconformance has occurred, then Client shall be liable for [***] of the Product Fees.
(vi)    If, following the root-cause analysis described in Section 2.8(c), Patheon notifies Client that it does not believe the Product is a Non-Conforming Product, or if the Parties disagree as to the cause of a Non-Conforming Product, the Parties shall first submit such dispute to the Project Managers for prompt resolution. If the Project Managers cannot resolve the dispute, the Parties shall submit the dispute to an independent expert or (if mutually agreed to by the Parties) a testing lab agreed by the Parties (an “Expert”) for evaluation, provided that both Parties shall be entitled to observe and obtain copies of all results of such evaluation. The Expert shall determine (i) whether the Product is a Non-Conforming Product and (ii) the cause (or likely cause) of the Non-Conforming Product. Both Parties shall cooperate with the Expert’s reasonable requests for assistance in connection with its evaluation hereunder. The findings of the Expert shall be binding on the Parties, absent fraud or manifest error. The Expert shall act as an expert and not as an arbitrator and (unless the Expert otherwise determines) the fees and expenses of the Expert shall be borne (1) by Patheon if the testing confirms the Non-Conforming Product and the cause or likely cause is found to be a Patheon Nonconformance; (2) by Client if the testing confirms the Non-Conforming Product and the cause or likely cause is found not to be a Patheon Nonconformance or if the cause or likely cause of such non-conformance is not identifiable; or (3) by the Party stating the Product was Non-

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Conforming Product in the event the testing concludes that the Product meets the warranty set forth in Section 6.3. Costs of dealing with Product complaints and inquiries will be dealt with in accordance with Section 3.12. Costs of recalls will be dealt with in accordance with Section 3.14. Patheon shall have no liability for any Non-Conforming Product unless such Non-Conforming Product is identified as being due to a Patheon Nonconformance.
2.4    Yield reconciliation
(a)    During its performance of the Manufacturing Services, on an annual basis Patheon is expected to produce a certain yield of Product using Client-Supplied Material (the “Expected Yield”). The initial Expected Yield shall be calculated and mutually agreed by the Parties after the first [***] batches of commercial Product Manufactured by Patheon. Pending such agreement, the Expected Yield shall be [***], but shall not be contractually binding and the Parties acknowledge that this may not be attainable due to the limited experience that Patheon will have in Manufacturing commercial Product. Accordingly the Yield Reimbursement Payment and credit set out in Section 2.9(c) shall not apply to the first [***] batches of commercial Product Manufactured by Patheon.
(b)    On a [***] basis during the Term, Patheon shall provide Client with a report in respect of the previous [***] and [***] to date showing:
(i)    the number of vials of Products released to be delivered to Client in accordance with the terms of this Agreement in the applicable periods;
(ii)    Patheon’s inventory of Client-Supplied Materials, quantity of Client-Supplied Materials that complies with Section 2.2(k) received at the Facility, Quantity Dispensed, Quantity Converted, and such additional information as the Parties may agree; and
(iii)    the Achieved Yield in [***] and year to date, where “Achieved Yield” shall be calculated pursuant to an equation to be agreed by the Steering Committee taking into account Client-Supplied Materials that have expired as a result of a Patheon act or omission and any Client-Supplied Materials lost in the warehouse prior to and during Manufacture, but excluding (i) Client-Supplied Materials retained by Patheon as samples; (ii) Client-Supplied Materials contained in Product retained as samples; (iii) Client-Supplied Materials used in testing (if applicable); (iv) any agreed yield reductions arising from specific market related requirements such as visual inspection of the Product that are not part of normal processing and (v) Client-Supplied Materials received and used by Patheon pursuant to the Technical Transfer Agreement.
(c)    In the event the Achieved Yield in any year after the date of Manufacture of the [***] of commercial Product is more than [***]% lower than the then-current Expected Yield for such year, (i) Patheon and Client will engage in good faith discussions to agree a remediation plan describing the steps to be taken to achieve the then-current Expected Yield and

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(ii) Patheon will reimburse Client for excess [***] used by Patheon as a result of Patheon’s failure to meet the Expected Yield in such batches (i.e., reimbursement to Client for the actual costs of any [***]) subject to the limitation of liability in Section 9.5(a) (the “Yield Reimbursement Payment”). In the event the Achieved Yield in any year is more than [***]% greater than the then-current Expected Yield for such year, Patheon shall be entitled to reduce any Yield Reimbursement Payment to be made in the next year by an amount equal to the value of the excess [***] that would have been used by Patheon if the Achieved Yield for such calendar year was equal to the then-current Expected Yield in such batches.
(d)    Patheon shall use Commercially Reasonable Efforts to drive year on year improvements in the Achieved Yield and the Expected Yield.
2.5    Equipment and Amendment of Product Specifications, Manufacturing Process, Equipment and Formulation.
(a)    Equipment.
(i)    Title to all Client Manufacturing Equipment will be held by Client or a Client Affiliate. Title to all Patheon Manufacturing Equipment will be held by Patheon.
(ii)    Patheon is authorized to use the Client Manufacturing Equipment for the purposes of performing the Manufacturing Services for Client. Patheon may not move the Client Manufacturing Equipment from the Facility nor use the Client Manufacturing Equipment to perform manufacturing services for other clients without the Client’s prior written consent.
(iii)    Patheon will not sell or offer to sell, assign, pledge, lease or otherwise transfer or encumber the Client Manufacturing Equipment or any interest therein, without the prior written consent of Client. Patheon will not create any adverse lien, security interest or encumbrance in relation to the Client Manufacturing Equipment.
(iv)    Patheon will use the Client Manufacturing Equipment in accordance with the Equipment Standard Operating Procedures or the relevant manufacturer’s instructions and Client’s direction (where agreed by the Parties, if any).
(v)    During the Term, Patheon shall, at its cost, keep the Client Manufacturing Equipment secure.
(vi)    Client shall be responsible for additions and replacement cost of any (i) Client Manufacturing Equipment and (ii) Patheon Manufacturing Equipment that is used only in connection with the Manufacture of the Product or that is used for Client and other clients of Patheon (the cost of any additions and replacement for Patheon Manufacturing Equipment that is used for Client and other clients of Patheon will be apportioned in good faith in proportion to their use). All replacement parts and repairs to the Client Manufacturing Equipment will become Client’s property.

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Patheon will not make any material alterations to the Equipment, the Manufacturing Suite or the Client Manufacturing Process used in the Manufacture of the Products without Client’s prior written consent.
(vii)    During the Term, Patheon shall provide all Maintenance for the Equipment and the Facility. Maintenance Costs will be invoiced to Client [***] in accordance with the invoicing procedure set forth in Article IV, provided that Patheon may only invoice Maintenance Costs that have been quoted to and approved in writing by an authorized person of Client in advance. Maintenance Costs relating to Patheon Manufacturing Equipment that is used for Client and other clients of Patheon will be apportioned in good faith in proportion to their use. Notwithstanding the foregoing, with respect to the Client Manufacturing Equipment and Patheon Manufacturing Equipment, Maintenance Costs do not include (A) the cost of spare parts (provided that Patheon shall keep such inventory of original manufacturer spare parts as the Parties agree is reasonably necessary to maintain the Client Manufacturing Equipment, to include at a minimum all critical spares recommended by the manufacturer of the Client Manufacturing Equipment), (B) Equipment breakdowns caused by any reason outside of Patheon’s reasonable control (other than breakdowns caused by Patheon’s gross negligence or failure to maintain the Equipment in accordance with the applicable Equipment Standard Operating Procedures of Patheon or the manufacturer’s terms of operation and recommended procedures), or (C) specialized maintenance services not within Patheon’s technical expertise or that requires specialist equipment where Patheon is required to utilize a Third Party contractor. Patheon’s costs associated with such spare parts, Equipment breakdowns and Third Party contractors will be reimbursed by Client as a Bill Back Item, provided that where such spare parts, Equipment breakdowns and Third Party contractors relate to Patheon Manufacturing Equipment that is used for Client and other clients of Patheon, the costs will be apportioned in good faith in proportion to their use.
(viii)    Patheon shall not be liable for ordinary wear and tear of the Client Manufacturing Equipment or Patheon Manufacturing Equipment; Patheon shall only be liable for the repair or replacement of any damage caused to Client Manufacturing Equipment or Patheon Manufacturing Equipment where such damage arises due to its gross negligence or willful misconduct or its failure to maintain Client Manufacturing Equipment or Patheon Manufacturing Equipment pursuant to the applicable Equipment Standard Operating Procedures of Patheon or the manufacturer’s terms of operation and recommended procedures. Where this Section refers to costs relating to any Patheon Manufacturing Equipment, if the Patheon Manufacturing Equipment is used for Client and other clients of Patheon, these costs will be apportioned in good faith in proportion to their use.
(ix)    Throughout the Term of this Agreement, Patheon shall maintain property insurance on all Equipment in the amount equal to at least the replacement value of such Equipment.

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(x)    Client may examine and inspect the Client Manufacturing Equipment at any reasonable time (wherever such Client Manufacturing Equipment is located in the Facility) so that Client can check the Client Manufacturing Equipment’s existence, condition and proper maintenance.
(xi)    Patheon shall ensure that at all times the Client Manufacturing Equipment is clearly marked in such a way as to identify that it is owned by Client. All Client Manufacturing Equipment shall be marked in such a way as to identify that it is for use only for Client.
(xii)    If any item of the Client Manufacturing Equipment is lost, stolen or damaged, Patheon will promptly notify Client of such event.
(xiii)    Client shall ensure that on delivery the Client Manufacturing Equipment complies with all EU mandatory requirements including without limitation, Supply of Machinery (Safety) Regulations 2008 (UK Regulations, Secondary UK Legislation), Electrical equipment of machines (General requirements BS EN 60204-1:2006+A1:2009) (British Product Standards), Machinery Directive 2006/42/EC (European Union Directive), Low Voltage Directive (LVD) 2006/95/EC (European Union Directive), and Electromagnetic Compatibility (EMC) Directive  2004/108/EC (European Union Directive).
(b)    Change control
(i)    For changes to the Specifications, Quality Agreement, the Client Manufacturing Process, the Equipment, the Manufacturing Services to be provided pursuant hereto, the Transfer Services to be provided pursuant to the Technology Transfer Agreement or the formulation of the Product that are required by Applicable Law (collectively, “Required Manufacturing Changes”), Patheon and Client shall cooperate to promptly make such changes within the required timeline and assess filing implications (prior approval, changes being effected, etc.).
(ii)    For changes to the Specifications, Quality Agreement, the Client Manufacturing Process, the Equipment, the Manufacturing Services to be provided hereto, the Transfer Services to be provided pursuant to the Technology Transfer Agreement, or the formulation of the Product that are not Required Manufacturing Changes (collectively, “Discretionary Manufacturing Changes”), Patheon shall provide Client with an estimate of the timeframe and cost required to implement the same. Patheon and Client must each agree to any Discretionary Manufacturing Changes and shall cooperate in making such changes, and each agrees that it shall not unreasonably withhold or delay its consent to such Discretionary Manufacturing Changes. Once Client has approved the estimate in writing, Patheon shall implement the change within the agreed timeframe. Together Parties will assess filing implications, as for example, annual reportable status.

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(iii)    Notwithstanding the foregoing, all internal and external costs, including, without limitation, costs of obsolete Materials, work-in-process and Product associated with Required Manufacturing Changes shall be allocated between the Parties as follows: (x) to the extent that the change relates to the Product, the Specifications, the Client Manufacturing Process, the Equipment, the Manufacturing Services or the Manufacturing Suite or the Transfer Services to be provided pursuant to the Technology Transfer Agreement, Client shall pay the costs and expenses of implementing such change together with the actual cost of write-off (including waste disposal costs) of any inventory of Products or Materials rendered obsolete as a result of the change, provided that Client shall not be liable for the write-off costs of any Materials purchased in excess of those amounts needed to meet Purchase Orders or as otherwise agreed pursuant to Section 2.2(u); and (y) to the extent that the change results from a change in GMP or Applicable Laws that requires changes to the Facility or Manufacturing process (other than as a direct result of changes to the Product, the Specifications, the Client Manufacturing Process, the Equipment, the Manufacturing Services or the Manufacturing Suite or the Transfer Services to be provided pursuant to the Technology Transfer Agreement), the allocation of such benefits shall be discussed in good faith and allocated between the Parties as agreed at the time, having regard to any other Patheon customers who will benefit from the change.
(iv)    The cost of implementing Discretionary Manufacturing Changes will be agreed by the Parties.
(v)    In the event that Client changes the Specifications, Quality Agreement, the Client Manufacturing Process, the Equipment, the Manufacturing Services to be provided hereto, the Transfer Services to be provided pursuant to the Technology Transfer Agreement or the formulation of the Product, or consents to any change by Patheon, Patheon shall provide to Client at Client’s cost as an Additional Service any such documentation or other information with respect thereto as they relate to the Manufacturing Services as Client may reasonably request in order to obtain or maintain any Regulatory Approval or comply with GMP or other Applicable Law.
(vi)    Patheon shall not change the Specifications, the Materials or the Client Manufacturing Process used in the Manufacture of the Products, or make any other change which may reasonably be expected to have a regulatory impact on the Product, affect the Marketing Authorization or affect the quality or physical characteristics of the Product, without first obtaining written consent from Client.
ARTICLE III.     REGULATORY, ACCESS, AND OTHER MATTERS
3.1    Quality Agreement. Prior to the expiry of the Technology Transfer Agreement, the Parties shall enter into a mutually agreed upon quality agreement (“Quality Agreement”). If there is any inconsistency between this Agreement and the Quality Agreement, the terms of the Quality

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Agreement shall control solely with respect to quality issues, and this Agreement shall control with respect to all other issues.
3.2    Quality Assurance.
(a)    Patheon shall at all times ensure that agreed quality assurance tests are adopted and that reference and retention samples are taken, analysed and retained in accordance with the Quality Agreement. Such samples shall (notwithstanding any termination of this Agreement) be retained by Patheon for the periods prescribed in the Quality Agreement at no additional cost.
(b)    Unless otherwise specified in the Quality Agreement, Patheon shall provide to Client, in a timely manner, sufficient quantities of reference standards for the Products to enable Client to carry out and/or maintain the necessary testing capability to comply with its Regulatory Obligations and the obligations set out in the Quality Agreement throughout the Term.
(c)    Patheon shall institute and maintain process controls during the Manufacture of the Products in accordance with GMP and shall maintain full records of such process controls which shall be made available to Client on request together with retained in-process samples. Such records must align with documentation set out in the Specifications and samples shall be retained by the Patheon for such period as may be specified in the Quality Agreement or as otherwise required by Applicable Law at no additional cost.
3.1    Release. All Product shall be released in accordance with the terms of the Quality Agreement.
3.2    Maintenance of Facility.
(a)    Patheon shall Manufacture the Product exclusively at the Facility, unless Client has granted prior written consent to Manufacture the Product at any other facility, such consent to be granted by Client in its sole discretion.
(b)    Subject to Section 2.10(b), Patheon shall at its own cost ensure that any and all necessary licenses, registrations, and (subject to any payments required under Section 3.10(b)) Regulatory Authority approvals have been obtained in connection with the Facility and Equipment used in connection with the Manufacture of the Product by Patheon.
(c)    Subject to Section 2.10, Patheon shall maintain the Facility and Equipment in a state of repair and operating efficiency consistent with the requirements of the Specifications, the Regulatory Approvals, the Client Manufacturing Process, GMP, and all other Applicable Law. Prior to each use of Equipment in Manufacturing the Product, Patheon shall ensure that such Equipment is cleaned and consistent with any procedures reasonably established by Client and notified to Patheon, the Specifications, the Regulatory Approvals, the Client Manufacturing Process, GMP, and all other Applicable Law. Without limitation of the foregoing, Patheon agrees to implement, in connection with the Manufacture of the Product, quality assurance and quality

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control procedures, including validation protocols and process change procedures that are reasonably satisfactory to Client.
(d)    Patheon shall maintain in the Facility an adequate GMP and temperature controlled area for the Product, all intermediates thereof and Materials used in Manufacturing the Product in accordance with the Specifications, the Regulatory Approvals, the Client Manufacturing Process, any risk mitigation plan, the Quality Agreement, GMP, and all Applicable Law. All Product, intermediates and Materials (as applicable) shall be held by Patheon in a GMP and temperature controlled area (on a separate pallet and SAP reference from other products) until delivery to Client. In order for Patheon and Client to identify any potential effects on quality, safety or efficacy of the Products, subject to obligations of confidentiality that Patheon owes to Third Parties, Patheon shall disclose to Client (on a no-names basis) information relating to the nature of any other [***]. Client agrees that Patheon may, disclose information (on a no-names basis and subject to ARTICLE VII) relating to the nature of Client’s Product to other clients of Patheon at the Facility if requested.
(e)    Patheon shall only use qualified disposal services or sites that have appropriate environmental and operating permits and are in compliance with the Quality Agreement and Applicable Law.
(f)    Patheon shall develop and put in place a disaster recovery and business continuity plan in respect of the Manufacture of Products at the Manufacturing Suite by 30 June 2018, and provide Client with a copy of the same on request. Client will provide Patheon with details of its requirements for these plans within a reasonable period from the Effective Date.
3.3    Client On Site Representatives; Project Managers; Steering Committee Meetings.
(a)    For so long as Patheon is obliged to Manufacture and supply the Product for Client, Client shall have the right at all times throughout the Term to have [***] representatives present (or other number as mutually agreed to by the Parties) (each, a “Client On Site Representative”) in that portion of Patheon’s Manufacturing facilities that is being used to Manufacture the Product or store Materials to observe the procedures and processes used to Manufacture the Product. Subject to the following sentence, such representatives shall have full access to the Manufacturing Suite, to any other parts of the Facility that relate to the Manufacture of the Product, and to all non-financial records that relate to the Product, the Materials and Bill Back Items. Patheon shall provide reasonable (semi-permanent) on-site accommodations at the Facility for the Client On Site Representatives (e.g., office space) provided that Client complies with the terms set out in Schedule E. For the avoidance of doubt, the term “non-financial records” as used in this Agreement does not include the Reports (defined in Section 3.13 below). Client On Site Representatives shall be appropriately trained by Client (e.g., GMP training) and shall observe at all times Patheon’s policies and procedures (as amended from time-to-time) as they pertain to the Facility, including policies relating to health and safety and compliance with GMP, and comply with all reasonable directions of Patheon in relation to the same; provided that Client is given notice of such policies and given a reasonable period of time to review and implement such policies. Patheon may refuse or limit in its sole discretion at any time admission to the Facility by any Client On Site Representative who fails to observe such policies or comply with such reasonable directions.

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Client On Site Representatives shall have (i) no management authority over any Patheon employee and (ii) no authority to conclude contracts on behalf of Client.
(b)    Patheon and Client will each appoint a project manager (each, a “Project Manager” and, together, the “Project Managers”), who will meet as needed to resolve any issues or problems arising in the performance of this Agreement. Client’s Project Manager may be one of the Client On Site Representatives.
(c)    Following completion of registration batches the Parties shall establish a steering committee in respect of commercial supply (the “Commercial Steering Committee”), which shall meet at least quarterly in order to manage the long term manufacturing and supply aspects of this Agreement. The responsibilities of the Commercial Steering Committee shall include without limitation:
(i)     reviewing any ongoing development activities for the Products that may lead to changes in demand;
(ii)    reviewing and discussing any trends or concerns in relation to delivery performance, Achieved Yields, usage of Client-Supplied Materials, quality related issues or plans to improve performance under the Agreement;
(iii)    reviewing any potential restrictions on the availability of additional space within the Facility, which shall be notified by Patheon sufficiently far in advance of any proposed agreement with a Third Party in order for Client to be able assess its likely future requirements and for the Parties to have the opportunity to negotiate in good faith any reservation of the same; and
(iv)    performing such other responsibilities as the Parties may agree.
Unless otherwise agreed by the Parties the Commercial Steering Committee shall follow the membership and procedural arrangements agreed for the steering committee under the Technology Transfer Agreement.
3.4    Notification of Regulatory Inspections. Patheon shall notify Client by telephone on or before [***], and in writing on or before [***], after learning of any proposed or unannounced visit or inspection of any part of the Facility which relates to the Manufacture of the Product by any Regulatory Authority, including the Occupational Safety and Health Administration or any equivalent governmental agencies of the country of Manufacture, and provide all relevant information known to Patheon regarding such investigation. Patheon shall permit Client or its agents to be present at the Facility to support Patheon during such visit or inspection if it impacts the Product or affects the Manufacturing Suite. The responsibility for conducting the inspection rests with Patheon. Patheon shall provide to Client in so far as it affects the Product or the Manufacturing Suite either a copy of or a summary of any report and other written communications received from such Regulatory Authority in connection with any visit or inspection, including FDA Form 483 observations and responses (or any equivalent observations and responses from any Regulatory Authority under Applicable Law). Such copy or summary shall be provided to

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Client on or before [***] business days of Patheon’s receipt thereof (and may be redacted as Patheon acting reasonably deems necessary to protect the confidentiality of matters not affecting the Product or the Manufacturing Suite or which are confidential to Patheon or to other clients of Patheon). Client shall have the right to review and comment on any communications with such Regulatory Authority pertaining to such inspection as set forth in Section 3.17. In the event that Client is subject to an inspection by any Regulatory Authority that relates to the Products or Patheon’s performance of its obligations under this Agreement, Patheon shall provide Client and such Regulatory Authority with access to Patheon’s non-financial records, the Products and those portions of the Facility used in the Manufacture of the Products or storage, testing, handling or receiving of the Materials as required by this Agreement or otherwise by Applicable Law, in each case subject to payment by Client of the fees set out in Section 3.10(b).
3.5    Manufacturing Records. Patheon shall maintain, or cause to be maintained, (a) all records necessary to comply with GMP and all other Applicable Law relating to the Manufacture of Product, (b) all Manufacturing records, standard operating procedures, equipment log books, batch records, laboratory notebooks, and all raw data relating to the Manufacturing of the Product, and (c) such other records as Client may reasonably require in order to ensure compliance by Patheon with the terms of this Agreement. The template, form and style of all records referred to herein are the exclusive property of Patheon; Client Confidential Information and all Product-specific related information contained in these records shall be deemed Confidential Information of Client and be retained for such period as may be required by GMP and all other Applicable Law.
3.6    Bulk Packaging. Client shall specify all bulk packaging to be used for the Product. Patheon agrees to use only such bulk packaging on the Product as set out in the Specifications.
3.7    Compliance with Applicable Laws. Patheon shall comply and shall cause each of its Materials and Bill Back Items suppliers to comply with the Quality Agreement, GMP and Applicable Law in carrying out the Manufacturing of the Product and its other duties and obligations under this Agreement.
3.8    Compliance Audits.
(a)    With the exception of “for cause” audits (e.g., audits arising in the event of regulatory issues or material Product conformity issues), Client and its designated representatives shall have the right to audit [***] all applicable non-financial records of Patheon for the purpose of determining Patheon’s compliance with the obligations set forth in this Agreement, including Sections 2.2(a) and 6.2, and the terms of any Purchase Order. Such audit right shall include the right to inspect: (a) the Materials used in the Manufacture of the Product, (b) the holding facilities for such Materials, (c) the Manufacturing Suite and all Equipment used in the Manufacture of the Product, (d) all non-financial records relating to the Manufacturing Suite and the Manufacturing of the Product (subject to any other restrictions set forth in this Agreement) and (e) all other documentation set forth in the Quality Agreement, in order to carry out a GMP, quality and/or compliance audit of those parts of the Facility involved in, or which could affect, the Manufacture of the Products. Client shall provide Patheon with [***] days prior advance notice of its intention to conduct such audit and the Parties will determine a mutually agreeable date for such

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audit. Client shall include no more than [***] of Client’s representatives in each such audit, with each such audit lasting no more than [***] days, in each case without Patheon’s prior written consent. Client shall also have the right to carry out follow up audits subject to payment by Client of the fees set out in Section 3.10(b) if any observations have been noted during any audit carried out pursuant to this Section 3.10(a) (excluding any “for cause” audits as described above or any audits where critical or major observations have been noted).
(b)    Client may request additional GMP-type audits, additional audit days, or the participation of additional auditors subject to payment to Patheon of a fee of [***] for each additional audit day and [***] per audit day for each additional auditor. Patheon will support the first Product approval, including its inspection if required, of the FDA or equivalent regulatory launch for other jurisdictions (where applicable). Additional support (including, without limitation, subsequent regulatory launches or Product approval inspections/resulting reports for other jurisdictions) will be subject to additional fees.
(c)    Patheon shall use Commercially Reasonable Efforts to ensure that any corrective or preventative actions identified in any audit carried out pursuant to this Section 3.10 that are agreed by the Parties are carried out in accordance with any agreed timeline and subject to payment by Client of any agreed fees.
(d)    Patheon shall be responsible for ensuring the GMP compliance status of any authorised sub-contractors used in relation to the performance of its obligations under this Agreement as described in Section 2.2(d). Patheon shall assess each sub-contractor using Patheon’s standard vendor assurance programme and shall report its findings to Client within [***] business days of a request from Client.
3.9    Inventory Reviews. Without limiting the foregoing, Client shall have the right, with Patheon’s assistance, to conduct an annual inventory count of the Materials and of the Products. Following an audit or inventory, Client may discuss its observations and conclusions with Patheon, and Patheon shall promptly implement such corrective actions after notification thereof by Client. In the event the Parties are unable to agree upon whether or not corrective actions are necessary, such dispute shall be resolved pursuant to the terms of Section 10.10.
3.10    Product Inquiries and Complaints.
(a)    With respect to Products Manufactured by Patheon, Patheon will promptly submit to Client any Product safety and efficacy inquiries, Product quality complaints, and adverse drug event reports that it receives, together with all available evidence and other information relating thereto, in accordance with procedures to be agreed upon by the Parties. Patheon will promptly advise Client of any occurrence or information which arises out of the Manufacture of Products which has or could be reasonably expected to have adverse regulatory compliance and/or reporting consequences concerning the Products, and provide relevant information to Client upon request. Except as otherwise required by, or to comply with, Applicable Law or the terms of this Agreement, Client, as the Party holding the applicable Marketing Authorization, will be responsible for investigating and responding to all such inquiries, complaints, and adverse events regarding the Product, and reporting to the FDA or any other Regulatory Authority.

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(b)    Pursuant to any reported complaint, adverse drug event or other issue which may pertain to the Manufacture of the Products Patheon will promptly conduct all such necessary internal investigations as may be necessary to determine the validity of such complaint, including performing analytical testing of corresponding Products or retention samples, and shall provide the results thereto to Client as soon as reasonably practicable, but no later than [***] days after Client’s request. Such testing shall be performed using approved testing procedures as set forth in the applicable Regulatory Approval or the Quality Agreement. If such investigation or analytical testing concludes that the reported complaint or adverse drug event was the result of a Patheon Nonconformance, subject to Client having provided to Patheon a Deficiency Notice in accordance with the provisions of Section 2.8(b) including as to timing, Patheon shall [***] associated with such complaint or adverse drug event and incurred by Client with respect to such Non-Conforming Product, including reasonable [***]. Costs of recalls will be dealt with in accordance with Section 3.14. If such investigation or analytical testing concludes that the reported complaint or adverse drug event was not the result of a Patheon Nonconformance, Client shall compensate Patheon for all costs associated with such complaint or adverse drug event and incurred by Patheon with respect to such Non-Conforming Product, including costs of recalls, market withdrawals, returns, and destruction.
(c)    If the Parties disagree as to which Party is responsible, Patheon and Client representatives shall attempt to resolve such dispute. If the representatives cannot resolve such dispute on or before [***] days, the retention samples shall be submitted by Patheon and Client to an Expert and Section 2.8(d)(vi) shall apply.
3.11    Reports. Prior to the start of Patheon’s commercial Manufacture of the Product (or as reasonably requested by Client prior to such date), Patheon and Client will work together in good faith to develop and agree upon Patheon’s ordinary course reporting obligations. Such reports (“Reports”) will include those reports as necessary for Client to (a) manage Product inventory; (b) measure the Achieved Yield and whether all Products on agreed Purchase Orders order are delivered on time and in full; (c) manage its financial close and reporting; (d) monitor on-going Product and process performance for its internal analysis and reporting; and (e) comply with Applicable Law. Patheon will deliver such reports via electronic delivery methods, including by utilizing Patheon’s existing IT systems as practicable.
3.12    Product Recalls.
(a)    In the event (i) any Regulatory Authority issues a request, directive, or order that Product be recalled, (ii) a court of competent jurisdiction orders such a recall, or (iii) Client as holder of the applicable Marketing Authorization shall reasonably determine that Product should be recalled, withdrawn, or a field correction issued, the Parties shall take all appropriate corrective actions, and shall cooperate in the investigations surrounding the recall. In the event that Client or a Regulatory Authority determines that Product should be recalled, the recall strategy shall be developed by Client in consultation with Patheon to the extent possible and followed by Patheon. In the event of any Product recall, withdrawal, or field correction resulting from a Patheon Nonconformance, Patheon shall [***] associated with such recall, withdrawal, or field correction, which shall include [***] of the recalled Product and all other documented [***] incurred

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in connection with such recall, plus reasonable [***] costs incurred by Client with respect to such Product, up to the maximum liability limits set forth in Section 9.5. In all other circumstances, all costs associated with any Product recall, withdrawal, or field correction shall be borne by Client.
(b)    If there is any dispute concerning which Party’s acts or omissions gave rise to such recall of Product, Patheon and Client representatives shall attempt to resolve such dispute. If the representatives cannot resolve such dispute on or before [***] days, the matter shall be submitted by Patheon and Client to an Expert and Section 2.8(d)(vi) shall apply.
3.13    Payment Audits.
(a)    Upon [***] days’ prior written notice, Client may audit any Third Party invoices subsequently invoiced to Client pertaining to Patheon’s provision of Equipment, Materials, Bill Back Items and Additional Services hereunder; provided, however, that Client will not be entitled to more than one audit during any [***] month period. Such audits will be conducted during normal business hours, without undue disruption to Patheon’s business, and may be conducted by Client, or by an independent public accounting firm designated by Client who is bound by confidentiality obligations at least as stringent as those set forth in the Confidentiality Agreement. Client will bear the full cost of the performance of any such audit.
(b)    If, as a result of any audit of the Third Party invoices, it is shown that the payments or credits from one Party to the other under this Agreement with respect to the period of time audited were less than or more than the amount that should have been paid or credited, then the Parties will reconcile the amounts owed by each Party to the other.
3.14    Subcontractors. Patheon may arrange for Third Party subcontractors (“Third Party Subcontractors”) to perform specific Manufacturing Services (such as testing or analysis) under this Agreement with Client’s written consent or at Client’s request. Patheon’s liability for Third Party Subcontractors will remain subject to all limitations on Patheon’s liability as set out in this Agreement. Patheon will have no liability arising from the performance of Manufacturing Services by Third Party Subcontractors, (i) to the extent that the Third Party Subcontractor is following the direct instructions of Client, or (ii) that are chosen or requested by Client and that provide a service or materials pursuant to their standard legal terms, provided that Patheon has used Commercially Reasonable Efforts to enforce such terms or (at Client’s discretion and where possible to do so) to support Client in enforcing such terms. Patheon shall not be obliged to use a Third Party Subcontractor requested by Client if it does not comply with Patheon’s supplier qualification requirements.
3.15    Regulatory Filing Obligations. (a) Except as otherwise set forth in this Agreement or the Technology Transfer Agreement, each Party will be responsible for all routine filings and communications with Regulatory Authorities (“Regulatory Filings”) required with respect to such Party’s Regulatory Obligations hereunder.
(a)    “Regulatory Obligations” shall mean:

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(i)    with respect to Client, any Regulatory Filings pertaining to Regulatory Approvals; and
(ii)    with respect to Patheon, any Regulatory Filings pertaining to the Manufacture of the Products at the Facility, including in connection with a Facility inspection by a Regulatory Authority (e.g., those described in Section 3.6).
(b)    Each Party shall have the sole responsibility for Regulatory Filings in respect of its Regulatory Obligations and shall provide the other with a copy of any Regulatory Approval relevant to this Agreement on request, to the extent reasonably required for its Regulatory Filings or in order to satisfy its obligations under Applicable Laws.
(c)    Cooperation. Each Party (“Non-Filing Party”) will provide reasonable assistance and cooperation free of charge to the other Party (“Filing Party”) in connection with the Filing Party’s Regulatory Obligations consistent with the terms of this Section 3.17 and the Non-Filing Party’s obligations under this Agreement. The Filing Party shall notify the Non-Filing Party in writing of any written communications received by the Filing Party from a Regulatory Authority related to the other Party’s Regulatory Obligations on or before [***] business days after receipt thereof. The Filing Party shall consult with the Non-Filing Party concerning the response of the Filing Party to each such communication, unless such filing is not relevant to the Non-Filing Party’s Regulatory Obligations.
(d)    Verification of Data. Prior to filing any documents or communications with a Regulatory Authority that incorporate or uses data generated by the Non-Filing Party or otherwise relate to the Non-Filing Party’s Regulatory Obligations, the Filing Party will give the Non-Filing Party a draft of such document or communication (“Initial Draft”) to give the Non-Filing Party the opportunity to verify the accuracy and regulatory validity of such Initial Draft. The Non-Filing Party shall be given a minimum of [***] calendar days to review the Initial Draft, but the Parties may mutually agree to a different time for the review as needed under the circumstances. The Initial Draft may be redacted by the Filing Party as reasonably deems necessary to protect the confidentiality of matters not affecting the Non-Filing Party or which are confidential to the Filing Party or to other clients or customers of the Non-Filing Party. The Parties agree that in reviewing the Initial Draft, the Non-Filing Party’s role will be limited to verifying the accuracy of the description of its Regulatory Obligations or accuracy of its data or information in the Initial Draft.
(e)    Inaccuracies. If the Non-Filing Party determines that any of its data or information in the Initial Draft is inaccurate or any other errors relating to the Non-Filing Party’s Regulatory Obligations, the Non-Filing Party will notify Filing Party in writing of such inaccuracy and provide a recommendation to remediate the Initial Draft. Such notice shall also include documentation and data sufficient to substantiate the Non-Filing Party’s claim that the Initial Draft is inaccurate to the Filing Party’s reasonable satisfaction. The Non-Filing Party shall provide comments to the Initial Draft no later than [***] prior to the required filing date with the applicable Regulatory Authority. If the Non-Filing Party does not provide comments or notify the Filing Party of inaccuracies on or before such [***] period, the Non-Filing Party will be deemed to have approved any data or language related to its Regulatory Obligations in the Initial Draft. The Filing Party shall be required to incorporate the Non-Filing Party’s recommendations to the extent they directly relate

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to an error in the Non-Filing Party’s data or information or the Non-Filing Party’s Regulatory Obligations. The Parties will work together in good faith to resolve any inaccuracies contained in the Initial Draft as soon as practicable under the circumstances to prevent a delay or postponement of such filing (or any related inspections by such Regulatory Authority to which the filing relates).
(f)    Responsibilities. The Filing Party shall deliver a copy of the final version of the filing (“Final Filing”) to the Non-Filing Party at least [***] prior to the required filing date. Subject to the foregoing, the Non-Filing Party will not assume any responsibility for the accuracy of any other materials submitted by the Filing Party to a Regulatory Authority in connection with this Agreement. Except as otherwise set forth in this Agreement or the Technology Transfer Agreement, the Filing Party is solely responsible for the preparation and filing of any materials required by a Regulatory Authority with respect to such Party’s Regulatory Obligations hereunder and any relevant costs will be borne by the Filing Party.
ARTICLE IV.     FEES AND INVOICING
4.1    General. Patheon shall invoice Client for all applicable fees and charges incurred by Patheon. All invoices shall be sent electronically to [***]. Payment shall be due [***] days after receipt an undisputed invoice. All fees and costs in this Agreement are shown in British Pounds (GBP) but which shall be adjusted as described in Section 2.6(c) so that all invoices from Patheon and payments from Client to Patheon hereunder shall be in United States Dollars (USD).
4.2    Late Fees. In relation to all invoices issued by Patheon pursuant to this Agreement, if Client fails to make any payment due to Patheon by the due date for payment, then, without limiting Patheon’s remedies under Article VIII or at law, Patheon may charge interest on past due accounts at [***] above the Bank of England Official Bank Rate per annum.
4.3    Disputed Invoices. If Client disputes any portion of an invoice, (a) Client shall provide Patheon with written notice of the disputed portion on or before [***] of receipt by Client of Patheon’s invoice and its reasons therefor and shall not be obliged to pay such disputed portion unless and until such disputed portion is determined to be due and owing, and (b) Patheon shall cancel such invoice and issue a new invoice reflecting the undisputed invoiced amount, which shall be paid by Client on or before [***] after the date thereof. The Parties shall use Commercially Reasonable Efforts to resolve the dispute regarding the disputed amount promptly and in good faith, and if the Parties agree that a balance is due, Patheon shall issue an invoice for such balance, and payment shall be due [***] after receipt of such invoice. In the event of any inconsistency between an invoice and this Agreement, the terms of this Agreement shall control.
4.4    Taxes.
(a)    VAT.

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(i)    Any payment due to Patheon under this Agreement in consideration for the provision of Manufacturing Services to Client by Patheon or any payment due to Patheon under the Technology Transfer Agreement in consideration for the provision of Transfer Services to Client by Patheon is exclusive of value added taxes, turnover taxes, sales taxes or similar taxes, including any related interest and penalties (hereinafter all referred to as “VAT”). If any VAT is payable on a Manufacturing Service supplied by Patheon to Client under this Agreement or a Transfer Service supplied by Patheon to Client under the Technology Transfer Agreement, this VAT will be added to the invoice amount and will be for the account of (and reimbursable to Patheon by) the Client.
(ii)    If VAT on the supplies by Patheon is payable by Client under a reverse charge or withholding procedure (i.e., shifting of liability, accounting or payment requirement to recipient of supplies), Client will ensure that Patheon will not effectively be held liable for this VAT by the relevant taxing authorities or other parties.
(iii)    Where applicable, Patheon will use its Commercially Reasonable Efforts to ensure that its invoices to Client are issued in such a way that these invoices meet the requirements for deduction of input VAT by Client, if Client is permitted by law to do so.
(iv)    Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Law, of VAT resulting from payments made under this Agreement or the Technology Transfer Agreement, such recovery to be for the benefit of the Party bearing such VAT.
(v)    If Patheon is acting as Client’s buying agent, Patheon will always charge to the Client VAT in the relevant territory in addition to the amount paid by Patheon to supplier.
(vi)    Reference to the Manufacturing Services or the Transfer Services in this Section also includes any element (or the entirety) of the Manufacturing Services or the Transfer Services characterised as a supply of goods by Patheon, its Third Party Subcontractors or any tax authority for VAT purposes.
(b)    Duties. Client will bear the cost of all duties, levies, tariffs and similar charges (and any related interest and penalties) (together “Duties”) however designated, arising from the performance of the Manufacturing Services or the Transfer Services by Patheon, including (without limitation) those imposed as a result of the shipping of Materials or Product to, from or between Patheon site(s). If these Duties are incurred by Patheon, then Patheon shall be entitled to invoice Client for these Duties at the time that they are incurred.

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(c)    Withholding Tax.
(i)    Where any sum due to be paid to Patheon under this Agreement or the Technology Transfer Agreement is subject to any withholding or similar tax, Client will pay such withholding or similar tax to the appropriate government authority and deduct the amount paid from the amount then due to Patheon, in a timely manner and promptly transmit to Patheon an official tax certificate or other evidence of such withholding sufficient to enable Patheon to claim such payment of taxes. The Parties agree to cooperate with one another and use Commercially Reasonable Efforts to reduce or eliminate tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Client to Patheon under this Agreement or the Technology Transfer Agreement.
(ii)    Patheon will provide Client any tax forms that may be reasonably necessary in order for Client not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty.
(iii)    Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Law, of withholding taxes, or similar obligations resulting from payments made under this Agreement or the Technology Transfer Agreement, such recovery to be for the benefit of the Party bearing such withholding tax.
(d)    No Offset. Any tax or Duty that Client pays, or is required to pay, but which Client believes should properly be paid by Patheon pursuant to this Agreement or the Technology Transfer Agreement may not be offset against sums due by Client to Patheon whether due pursuant to this Agreement or the Technology Transfer Agreement or otherwise.
ARTICLE V.     INTELLECTUAL PROPERTY
5.1    Ownership.
(a)    Client shall maintain ownership and Control of all of its technology and Intellectual Property rights existing prior to the Effective Date (“Existing Client Intellectual Property”).
(b)    Patheon shall maintain ownership and Control of all of its technology and Intellectual Property rights existing prior to the Effective Date (“Existing Patheon Intellectual Property”).
(c)    Existing Client Intellectual Property shall include and Client shall own all right, title, and interest in and to (i) the Product, (ii) the Specifications, and (iii) the Client Manufacturing Process.
(d)    Existing Patheon Intellectual Property shall include and Patheon shall own all right, title, and interest in and to the Patheon Manufacturing Equipment as of the Effective Date.

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(e)    Client shall own all right, title, and interest in and to, all Intellectual Property with respect to, and any data with respect to:
(i)    (A) any improvement of, modification of, change of, enhancement of, new indication for, new formula for, new formulation for, new ingredients for, new dosage for, new dosage strength for, new means of delivery for, or new packaging for, the Product (“Client Product Improvements”); (B) any improvement of, modification of, change of, or enhancement of the Specifications (“Client Specification Improvements”); (C) any improvement of, modification of, change of, enhancement of, new process for, new procedure for, new step for the Client Manufacturing Process (the “Client Manufacturing Process Improvements”); and (D) any improvements of, modification of, change of or enhancement of Client Manufacturing Equipment (the “Client Manufacturing Equipment Improvements”) in each of case (A), (B), (C) and (D), (1) that is developed, conceived, or created after the Effective Date specifically as a result of or in connection with this Agreement, including Patheon’s Manufacturing of the Product hereunder, (2) whether or not patentable, (3) whether developed, conceived, or created by employees of, or consultants to, Client or Patheon, alone or jointly with each other or with permitted Third Parties (including permitted sublicensees and subcontractors), and (4) that relates exclusively to the Product, Specifications, the Client Manufacturing Process or the Client Manufacturing Equipment as applicable; and
(ii)    any Intellectual Property developed, conceived, or created by Client, alone or jointly with Third Parties (other than Patheon or its Affiliates, or their respective employees and consultants), in the course of conducting activities outside the scope of this Agreement and without any use of any Existing Patheon Intellectual Property, Patheon Improvements or Patheon Independent Manufacturing Equipment Improvements (as defined hereunder).
(f)    Patheon shall own all right, title, and interest in and to, all Intellectual Property with respect to, and any data with respect to:
(i)    any improvement of, modification of, change of, enhancement of any Patheon Manufacturing Equipment, (1) that is developed, conceived, or created as a result of or in connection with this Agreement, including Patheon’s Manufacturing of the Product hereunder, (2) whether or not patentable, (3) whether developed, conceived, or created by employees of, or consultants to, Client or Patheon, alone or jointly with each other or with permitted Third Parties (including permitted sublicensees), and (4) that is of generic application rather than a specific solution that only has applicability to the Product, (“Patheon Independent Manufacturing Equipment Improvements”);
(ii)    any improvement of, modification of, change of, enhancement of manufacturing, processing, formulating, filling or packaging technology or equipment which is (x) generated or derived by Patheon, alone or jointly, and (y) of

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generic application rather than specific to the Product (“Patheon Improvement”); and
(iii)    any Intellectual Property developed, conceived, or created by Patheon, alone or jointly with Third Parties, in the course of conducting activities outside the scope of this Agreement and without any use of any Existing Client Intellectual Property, Client Product Improvements, Client Specification Improvements, Client Manufacturing Process Improvements or Client Manufacturing Equipment Improvements.
(g)    Patheon shall, and shall cause its Affiliates to, promptly disclose in writing and in reasonable detail to Client any Client Product Improvements, Client Specification Improvements, Client Manufacturing Process Improvements or Client Manufacturing Equipment Improvements developed, conceived, or created by employees, consultants, or subcontractors of Patheon or its Affiliates, alone or jointly with employees, consultants or subcontractors of Client or its Affiliates. Such written notice will be treated as the Confidential Information of Client hereunder.
(h)    Client shall, and shall cause its Affiliates to promptly disclose in writing and in reasonable detail to Patheon any potential Patheon Independent Manufacturing Equipment Improvements or Patheon Improvement developed, conceived, or created by employees, consultants, or subcontractors of Client or its Affiliates, alone or jointly with employees, consultants, or subcontractors of Patheon or its Affiliates. Such written notice will be treated as the Confidential Information of Patheon hereunder.
(i)    The Specifications, the Client Manufacturing Process, and any and all information or material related to the Existing Client Intellectual Property, Client Product Improvements, Client Specification Improvements, Client Manufacturing Process Improvements or Client Manufacturing Equipment Improvements shall constitute Confidential Information of Client, which shall be deemed the disclosing party with respect to such Confidential Information.
(j)    The Patheon Manufacturing Equipment and any and all information or material related to the Existing Patheon Intellectual Property, the Patheon Independent Manufacturing Equipment Improvements or Patheon Improvements shall constitute Confidential Information of Patheon, which shall be deemed the Disclosing Party with respect to such Confidential Information.
5.2    Licenses.
(a)    Client hereby grants, for the purposes of this Agreement only, to Patheon a fully paid-up worldwide, non-exclusive license, under Client’s entire right, title, and interest in and to the Existing Client Intellectual Property for Patheon to Manufacture the Products solely pursuant to the terms of this Agreement.
(b)    Client hereby grants, for the purposes of this Agreement only, to Patheon a fully paid-up worldwide, non-exclusive license, under Client’s entire right, title, and interest in and

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to the Client Product Improvements, Client Specification Improvements, Client Manufacturing Process Improvements and Client Manufacturing Equipment Improvements, in each case to make Products solely pursuant to the terms of this Agreement.
(c)    Patheon hereby grants to Client a fully paid-up perpetual worldwide, non-exclusive license, with the right to sublicense to Affiliates only, under Patheon’s entire right, title, and interest in and to the Patheon Independent Manufacturing Equipment Improvements, the Existing Patheon Intellectual Property (to the extent incorporated in, or used in the Manufacture of, the Product) and the Patheon Improvements (to the extent incorporated in, or used in the Manufacture of, the Product) to make, use, offer for sale, sell, import, and otherwise dispose of the Product only.
5.3    Technology Transfer.
(a)    Upon the request of Client at any time during the [***] period prior to expiry of this Agreement or in the event of a failure by Patheon to supply Products in accordance with the terms of this Agreement for a period exceeding [***] following notice of breach by Client and period of remedy by Patheon pursuant to Section 8.2(a)(vii), Patheon shall, at Client’s cost (i) have its representatives meet with representatives of Client or its designee to enable Client or such designee to Manufacture the Product, and (ii) provide such other assistance as Client may reasonably request to enable Client or such designee to Manufacture the Product. Client shall reimburse Patheon for its fees and all documented out-of-pocket expenses reasonably incurred by Patheon in connection with such technology transfer, save where the technical transfer arises from a termination of this Agreement by Client pursuant to Section 8.2(a)(vii) following a uncured failure by Patheon to supply Products in accordance with the terms of this Agreement for a period exceeding [***], in which case Patheon will provide a [***] on its quotation referred to below up to a maximum of [***]. Such [***] shall count towards the Maximum Liability for that year pursuant to Section 9.5(a). Patheon will provide a quotation for the services which Client requires pursuant to this Section 5.3 as Additional Services and on acceptance by Client of the same, Patheon will provide the services stated therein. This Section is without prejudice to Client’s obligations in Section 2.1(a).
(b)    Following a request for technical transfer services pursuant to Section 5.3(a), Patheon shall:
(i)    provide to Client copies of all technical documentation, Specifications, procedures and know-how in their possession or control that are reasonably required for the Manufacture of the Products in each case as agreed by the Parties in advance pursuant to Section 5.3;
(ii)    make available to Client the services of such qualified and experienced scientists, production and quality assurance personnel, engineers, and quality checking personnel as may be necessary to support the technical transfer process and the establishment of the Manufacturing process for the Products in each case as agreed by the Parties in advance pursuant to Section 5.3, and at such convenient times as the Parties may reasonably agree; and

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(iii)    provide Client or its designee (but not any competitor of Patheon (i.e. a business that derives greater than [***] of its revenues from performing contract pharmaceutical development or commercial manufacturing services), with reasonable access to the Facility to observe the Manufacture of the Products at such times as the Parties may agree.
ARTICLE VI.     REPRESENTATIONS AND WARRANTIES
6.1    Representations and Warranties of Each Party. Each Party hereby represents and warrants to the other Party as follows:
(a)    Such Party (i) is duly formed and in good standing under the laws of the jurisdiction of its formation, (ii) has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, and (iii) has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, and binding obligation of such Party and is enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.
(b)    From FDA Approval Date, all necessary consents, approvals, and authorizations of all Regulatory Authorities, other governmental authorities, and other Persons required to be obtained by such Party in connection with the execution and delivery of this Agreement and the performance of its obligations hereunder have been obtained.
(c)    The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (i) do not and will not conflict with or violate any requirement of Applicable Law or any provision of the articles of incorporation, bylaws limited partnership agreement, or other constituent document of such Party and (ii) do not and will not conflict with, violate, or breach, or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.
6.2    Additional Representations, Warranties, and Covenants of Patheon. Patheon warrants, represents, and covenants that:
(a)    it has facilities, personnel, experience, and expertise sufficient in quality and quantity to perform its obligations hereunder;
(b)    it shall perform its obligations hereunder in conformity with GMPs where applicable;
(c)    it will comply with the Quality Agreement and comply with all agreed upon quality assurance, quality controls, and review procedures in the performance of its obligations hereunder;

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(d)    it has at the Effective Date and shall, during the Term of this Agreement and at its cost (subject to Section 2.10(b)), in connection with this Agreement, observe and comply with all Applicable Laws, including federal, state, and local laws, orders, regulations, rules, customs, and ordinances now in force or that may hereafter be in force, pertaining to the Facility and the performance of the Manufacturing Services and including, without limitation, (i) labor laws, orders, regulations, rules, customs, and ordinances of the country of Manufacture and (ii) those of the FDA pertaining to the Manufacturing Services and the Facility (but not those pertaining to non-Manufacturing matters relating to the Product, compliance with which shall be the responsibility of Client), and any laws, orders, regulations, rules, or ordinances issued in addition to, as a supplement to or as a replacement of Applicable Laws.
(e)    as at the Effective Date, it has received no warning letter from any Regulatory Authority in relation to the Facility in the [***] period prior to the Effective Date (including in relation to the compliance of that Facility with all applicable requirements of GMP);
(f)    as at the Effective Date, there are no outstanding FDA Form 483 observations (or any equivalent observations from any Regulatory Authority under Applicable Law) in relation to the Facility;
(g)    none of it, its Affiliates, nor any Person under its direction or control (including Third Party Subcontractors), has ever been, nor will it engage suppliers which have to its actual knowledge, after due inquiry, been, (i) debarred or convicted of a crime for which a person can be debarred, under Section 335(a) or 335(b) of the FDA Act, or any equivalent Applicable Law of the country of Manufacture, (ii) threatened to be debarred under the FDA Act or any equivalent Applicable Law of the country of Manufacture or (iii) indicted for a crime or otherwise (to its actual knowledge after due inquiry) engaged in conduct for which a person can be debarred by the FDA or any equivalent Regulatory Authority pursuant to Applicable Law of the country of Manufacture, and Patheon agrees that it will promptly notify Client in the event it receives notification of any such debarment, conviction, threat or indictment. Should Patheon become aware of any suspected non-compliance with the foregoing, Patheon will notify Client in writing of such issue on or before [***]. For the purpose of this Section 6.2, suppliers and subcontractors engaged by Patheon to undertake the Manufacture of the Product shall be deemed to be under Patheon’s direction or control;
(h)    none of it, its Affiliates, nor any Person under its direction or control is currently excluded from a federal or state health care program under Sections 1128 or 1156 of the Social Security Act, 42 U.S.C. §§ 1320a-7, 1320c-5 or any equivalent Applicable Law of the country of Manufacture, as may be amended or supplemented;
(i)    none of it, its Affiliates, nor any Person under its direction or control is otherwise currently excluded from contracting with the U.S. federal government or the government of the country of Manufacture;
(j)    none of it, its Affiliates, nor any Person under its direction or control is otherwise currently excluded, suspended, or debarred from any U.S. or foreign governmental program;

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(k)    it shall immediately notify Client if, at any time during the Term, Patheon, its Affiliates, or any Person under its direction or control is convicted of an offense that would subject it or Client to exclusion, suspension, or debarment from any U.S. or foreign governmental program;
(l)    it agrees to keep the Equipment free from all liens and encumbrances; and
(m)    it will not enter into any agreement or arrangement with any other Third Party that would prevent its ability to perform its obligations hereunder
6.3    Warranty. Patheon warrants that:
(a)    Products will be Manufactured in accordance with Section 2.1(c) of this Agreement, Quality Agreement, GMP, and all other Applicable Law;
(b)    without prejudice to Section 2.8, at the time of delivery the Products will conform with the Specifications in accordance with the testing regime set out therein and will conform with the Certificate of Analysis therefor provided pursuant to Section 2.3(j);
(c)    at the time of delivery title to such Product will pass to Client as provided herein free and clear of any security interest, lien, or other encumbrance;
(d)    at the time of delivery such Product will not be adulterated or misbranded within the meaning of the FDA Act as a result of a Patheon Nonconformance; and
(e)    at the time of delivery such Product will not be an article that, under the provisions of the FDA Act, may not be introduced into interstate commerce as a result of a Patheon Nonconformance.
6.4    Additional Representations, Warranties, and Covenants of Client. Client warrants, represents, and covenants that:
(a)    Non-Infringement.
(i)    to its knowledge, as at the Effective Date (1) it or its Affiliates Control all right, title, and interest in all Intellectual Property in the Client Manufacturing Process, the Client Manufacturing Equipment, the Product and the Specifications necessary for performance of the Manufacturing Services; and (2) it has the right to authorize Patheon to perform the Manufacturing Services, in each case in accordance with the terms and conditions hereof;
(ii)    to its knowledge, as at the Effective Date, the performance of the Manufacturing Services hereunder, in accordance with the terms and conditions hereof and using the Client Manufacturing Process, or the manufacture, use, supply or other disposition of the Product by Patheon as may be required to perform its obligations under this Agreement or by Client, does not and will not result, in the infringement or misappropriation of any Third Party’s Intellectual Property rights;

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(iii)    Client or its Affiliates Control and have the right to lawfully disclose the Specifications to Patheon and to authorize Patheon to use the Specification to perform the Manufacturing Services;
(iv)    as of the Effective Date, so far as Client is aware there are no actions or other legal proceedings pending concerning the infringement of Third Party Intellectual Property rights related to any of the Specifications, the Client Manufacturing Process or any of the Materials, or the supply, use, or other disposition of any Product made in accordance with the Specifications.
(b)    Quality and Compliance.
(i)    during the Term, the Product, if Manufactured in accordance with the Specifications and in compliance with the Quality Agreement, applicable GMP and Applicable Laws, may be lawfully sold and distributed in every jurisdiction in which Client markets the Product; and
(ii)    during the Term, on the date of shipment, the Client-Supplied Materials will conform to the specifications for the Client-Supplied Materials that Client has given to Patheon and the Client-Supplied Materials will be adequately contained, packaged, and labelled and will conform to the affirmations of fact on the container, provided that this shall not negate Patheon’s obligations to perform any incoming inspections of Client-Supplied Materials as set out in the Specifications or the Quality Agreement.
(c)    Client agrees that, as a pre-condition to the adding of any country to the Territory pursuant to Section 2.2(t), Client shall repeat the warranties above as at the date on which the country is added to the Territory.
6.5    DISCLAIMER. THE FOREGOING EXPRESS WARRANTIES SET FORTH IN THIS ARTICLE VI ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT, AND ALL OTHER WARRANTIES ARE HEREBY DISCLAIMED AND EXCLUDED BY EACH PARTY.
ARTICLE VII.     CONFIDENTIALITY
7.1    Confidentiality Obligations. The Parties agree that the terms of the Confidentiality Agreement dated 28 September 2016 between Client and Patheon Inc. (an Affiliate of Patheon), shall apply to all Confidential Information disclosed by a Party or its Affiliates to the other Party and are incorporated herein by this reference (the “Confidentiality Agreement”), provided that paragraph 5 of the Confidentiality Agreement shall be replaced with the following:
“Required Disclosure. The receiving Party may disclose Confidential Information to the extent that it is required by law or order of any governmental authority or agency or the rules and regulations of any securities authority or stock exchange on which securities issued by a Party or

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its Affiliates are traded, including the Securities and Exchange Commission; provided that the receiving Party, using good faith efforts, shall apply for confidential treatment of such Confidential Information including Confidential Information contained in this Agreement or the Technology Transfer Agreement (if redacted versions of these agreements are required to be disclosed), shall provide the other Party a copy of the confidential treatment request far enough in advance and at least [***] business days, if possible, of its filing to give the other Party a meaningful opportunity to comment thereon and in order to provide the disclosing Party an opportunity to seek a protective order or the like with respect to certain Confidential Information, and shall incorporate in such confidential treatment request any reasonable comments of the other Party, in each case to the fullest extent permitted under applicable laws, rules or regulations.”
7.2    Injunctive Relief. Each Party acknowledges that a breach by either Party of the Confidentiality Agreement or of this Article VII may not reasonably or adequately be compensated in damages in an action at law and that such a breach may cause the other Party irreparable injury and damage. By reason thereof, each Party agrees that the other Party may be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to apply for preliminary and permanent injunctive and other equitable relief to prevent or curtail any breach of the Confidentiality Agreement or this Article VII; provided, however, that no specification in this Agreement of a specific legal or equitable remedy will be construed as a waiver or prohibition against the pursuing of other legal or equitable remedies in the event of such a breach. Each Party agrees that the existence of any claim, demand, or cause of action of it against the other Party, whether predicated upon this Agreement, or otherwise, will not constitute a defense to the enforcement by the other Party, or its successors or assigns, of the covenants contained in the Confidentiality Agreement and this Article VII.
ARTICLE VIII.     TERM AND TERMINATION
8.1    Term. This Agreement shall commence as of the Effective Date and, unless earlier terminated in accordance with the terms hereof, shall expire on the seventh (7th) anniversary of the FDA Approval Date (the “Initial Term”). Notwithstanding the foregoing, by mutual agreement, the Parties may commence discussions three (3) years prior to the end of the Initial Term with a view to extending the Initial Term for periods of two (2) years each (collectively, the Initial Term and any extensions thereof, the “Term”).
8.2    Termination. In addition to any other provision of this Agreement expressly providing for termination of this Agreement, this Agreement may be terminated as follows:
(a)    Client may terminate this Agreement by notice in writing to Patheon:
(i)    at any time prior to the grant of the Marketing Authorization for the Product in the United States, by giving Patheon [***] prior written notice if: (A) Client’s application for Marketing Authorization in the United States is rejected, or (B) any Regulatory Authority causes the clinical hold or permanent withdrawal of the Product;

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(ii)    at any time after the grant of the Marketing Authorization for the Product in the United States, by giving Patheon [***] prior written notice in the event that the Product is discontinued or withdrawn from (1) the United States, or (2) any other market in a country or countries of the Territory that represent [***] or more of Client’s overall Product sales, for safety, quality or regulatory reasons;
(iii)    if any Regulatory Approval naming Patheon as the Manufacturer of the Product is withdrawn by the applicable Regulatory Authority in relation to (1) the United States or (2) any other market in a country or countries of the Territory that represent [***] or more of Client’s overall Product sales (for clarity, this does not refer to Patheon’s manufacturer licence issued by the Medicines and Healthcare products Regulatory Agency in the United Kingdom);
(iv)    if Patheon challenges Client’s ownership of, or right to use, the Existing Client Intellectual Property by submission to a governmental authority responsible for Intellectual Property rights or to a court with jurisdiction over Intellectual Property rights provided that the performance of manufacturing or development services for other clients shall not be regarded as a challenge to Client’s ownership of, or right to use, the Existing Client Intellectual Property;
(v)    for convenience, at any time prior to the FDA Approval Date, with [***] written notice to Patheon;
(vi)    for convenience, at any time after the FDA Approval Date, by giving Patheon (1) in the first [***] from the FDA Approval Date, [***] prior written notice; (2) in the [***] from the FDA Approval Date, [***] prior written notice; (3) in the [***] from the FDA Approval Date, [***] prior written notice; and (4) in any extension of this Agreement after the Initial Term, [***] prior written notice; or
(vii)    at any time upon written notice in the event of any material default by Patheon in the performance of any of its obligations hereunder, which material default has not been cured by Patheon on or before [***] after receiving written notice thereof (“Remediation Period”), provided that (i) the Parties shall use Commercially Reasonable Efforts to agree a plan to remedy the material default within [***] days after written notice is given to Patheon and (ii) Patheon shall continue performing hereunder pursuant to the terms of Section 8.4 below. Client’s right to terminate this Agreement for a particular breach under this Section 8.2(a)(vii) may only be exercised for a period of [***] following the expiry of the Remediation Period (where the breach has not been remedied) and, if the termination right is not exercised during this period, then Client will be deemed to have waived its right to terminate this Agreement for such breach.
(b)    Patheon may terminate this Agreement at any time upon written notice in the event of (i) any material default by Client in the performance of any of its obligations hereunder (excluding payment), which default has not been cured by Client on or before [***] after receiving written notice thereof; or (ii) Client’s default of its payment obligations in accordance with Article

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IV in relation to undisputed invoices which default has not been cured by Client on or before [***] after receiving written notice thereof; provided, however, that, if Client fails to cure such payment default, Patheon may not terminate without first providing a second notice to the attention of Client’s Chief Executive Officer and an additional [***] cure period.
(c)    This Agreement may be terminated at any time by either Party immediately upon written notice to the other Party (A) pursuant to Section 10.2, in the event of a force majeure that remains uncured for the period provided in Section 10.2, or (B) if the other Party shall file in any court or agency, pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for arrangement or for the appointment of a receiver or trustee of the other Party or of its assets, or if the other Party proposes a written agreement of composition of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is consented to by such Party or is not dismissed on or before [***] after the filing thereof, or if the other Party shall propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of its creditors.
(d)    This Agreement will automatically terminate should either Client or Patheon exercise its right to terminate the Technology Transfer Agreement (but not in the event of an expiration of such agreement as set forth in Section 8.2 thereof) prior to the FDA Approval Date, in which case, any payment to Patheon will be made in accordance with the Technology Transfer Agreement.
8.3    Effect of Termination.
(a)    The expiration or termination of this Agreement shall be without prejudice to any rights or obligations of the Parties that may have accrued prior to such termination, and the provisions of Sections 2.8, 3.7, 3.12, 3.14, 8.3 and 8.4, and ARTICLE I, ARTICLE IV, ARTICLE V, ARTICLE VII, ARTICLE IX and ARTICLE X shall survive the expiration or termination of this Agreement. Except as otherwise expressly provided herein, termination of this Agreement in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.
(b)    Upon expiration or termination of this Agreement, subject to the Parties’ obligations under Section 8.4 below, each Party, at the request of the other, shall return all data, files, records, and other materials in its possession or control containing or comprising the other Party’s Confidential Information.
(c)    Upon expiration or termination of this Agreement for any reason, subject to the Parties’ obligations under Section 8.4 below:
(i)    all submitted but unfilled Purchase Orders with respect to which Patheon has (1) not begun Manufacture of Product shall be cancelled, or (2) begun Manufacture of the Product shall be completed, unless otherwise agreed;

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(ii)    Patheon will dismantle the Client Manufacturing Equipment and prepare and make it available for collection from the Facility according to a procedure agreed by the Parties (acting reasonably), following which Client shall remove all Client Manufacturing Equipment, Product and Materials from the Facility on or before the day [***] after the completion of said procedure, failing which Client will pay a fee equivalent to the aggregate monthly Base Fee for the Manufacturing Suite for each month or part month the Client Manufacturing Equipment, Product or Materials remain at the Facility after [***] post termination;
(iii)    if Patheon has Manufactured any stocks of finished Product in addition to those ordered pursuant to a Purchase Order, or has ordered any Patheon-Supplied Materials in addition to those ordered as set out in Section 2.2(u), Client shall at its option place an order with Patheon for any of such finished Products and/or Patheon-Supplied Materials in accordance with the terms of this Agreement;
(iv)    Patheon shall submit an invoice for any unpaid Material Costs, Maintenance Costs, Disposal Costs or any Bill Back Items which were ordered, purchased, produced or maintained by Patheon in contemplation of the Manufacture of the Product prior to the date of termination in accordance with Section 2.2, provided that Client shall not be liable for the costs of any Materials purchased in excess of those amounts needed to meet Purchase Orders (or such longer period as the Parties may have otherwise agreed);
(v)    Client shall pay Patheon any earned but unpaid Product Fees, including those under any outstanding Purchase Order as described in Section 8.3(c)(i);
(vi)    Client shall pay for any earned but undisputed and unpaid Base Fees, or fees for Additional Services; and
(vii)    Client shall pay all due and outstanding invoices under Article IV.
(d)    Upon expiration or termination of this Agreement for any reason other than by [***] pursuant to [***], subject to the Parties’ obligations under Section 8.4 below, Client shall pay to Patheon all and any (i) dismantling costs, (ii) removal costs and (iii) Make Good Costs associated with the cessation of the Manufacturing Services or removal of the Client Manufacturing Equipment from the Facility. “Make Good Costs” means the reasonable costs required to clean, decontaminate or repair the Facility and return it to a clean, safe and useable area based on the contamination caused by the Manufacturing Services or repair of damage caused by the installation or removal of Client Manufacturing Equipment.

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(e)    Upon expiration or termination of this Agreement for any reason other than by [***] pursuant to [***], subject to the Parties’ obligations under Section 8.4 below, Client shall pay to Patheon the following costs (“Manufacturing Services Termination Costs”): (i) all actual costs incurred by Patheon to complete activities associated with the completion, expiry or termination including, without limitation, disposal fees that may be payable for any Materials and supplies owned by Client to be disposed of by Patheon; and (ii) all and any direct costs and expenses, or wasted costs and expenses, or termination or cancellation fees payable by Patheon as a consequence of or arising from the termination of this Agreement, to include but not limited to, all and any redundancy costs of employees employed by Patheon to work solely or mainly in providing the Manufacturing Services and/or Manufacturing the Product, all and any termination costs in relation to subcontractors and agency staff working solely or mainly in providing the Manufacturing Services and/or Manufacturing the Product, any termination or cancellation fees payable to Third Party suppliers. Patheon will use Commercially Reasonable Efforts to mitigate the Manufacturing Services Termination Costs. Patheon will further provide Client with documentation in order to substantiate the Manufacturing Services Termination Costs.
(f)    Upon termination (in whole) or expiry of this Agreement for any reason:
(i)    the licences granted in Sections 5.2(a) and 5.2(b) shall terminate and Patheon shall not make any use for any purpose whatsoever of any of Client’s Intellectual Property or any of Client’s Confidential Information contained in the Quality Agreement except to the extent necessary to fulfil any Purchase Order or order placed by Client in accordance with Section 8.3(c)(iii) or to perform any other obligation under this Agreement;
(ii)    any Yield Reimbursement Payment shall be paid which may be pro rata basis for any part year as applicable and which may be offset by any undisputed amounts owing to Patheon under this Agreement.
(g)    Client acknowledges that no Patheon competitor (being a Person that derives greater than [***] of its revenues from performing contract pharmaceutical or biopharmaceutical development or commercial manufacturing services) will be permitted access to the Facility.
(h)    In relation to any representatives of Client that are permitted access to the Facility pursuant to Section 8.3 or 8.4, Client shall ensure that such representatives are appropriately trained by Client (e.g., GMP training) and shall observe at all times Patheon’s policies and procedures (as amended from time-to-time) as they pertain to the Facility, including policies relating to health and safety and compliance with GMP, and comply with all reasonable directions of Patheon in relation to the same; provided that Client is given notice of such policies and given a reasonable period of time to review and implement such policies. Patheon may refuse or limit in its sole discretion at any time admission to the Facility by any of Client’s representatives who fail to observe such policies or comply with such reasonable directions.

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(i)    The Parties agree that if any fees or charges are duplicated under this Agreement and the Technology Transfer Agreement, Client shall only be obligated to make such payment once.
8.4    Transition Assistance. Upon the delivery by either Party of a notice of termination of this Agreement for any reason other than by Patheon pursuant to Section 8.2(b) or (c), upon the request of Client, and subject to terms set forth in this Agreement, Patheon shall provide Client with the reasonable assistance of its staff and reasonable access to its other internal resources to provide Client with a reasonable level of technical assistance and consultation to transfer the Manufacture and the regulatory qualification of the Product to a supplier of Client’s election, provided that Client will reimburse Patheon for its fees and all documented costs and out-of-pocket expenses incurred in connection with such assistance (Patheon would provide a quotation for the services which Client requires pursuant to this Section 8.4 as Additional Services and on acceptance by Client of the same, Patheon will provide the services stated therein).
ARTICLE IX.     INDEMNIFICATION
9.1    Client Indemnification Obligations. Client shall indemnify Patheon, its Affiliates, and their respective directors, officers, employees, and agents (the “Patheon Indemnified Parties”), and defend and save each of them harmless, from and against:
(a)    any and all Third Party Losses incurred by any of them in connection with, arising from, or occurring as a result of: (i) any gross negligence or willful misconduct by Client or any of its Affiliates; (ii) any claim made by any Person that the Manufacture and supply of the Product using the Client Manufacturing Process or any of Client’s Intellectual Property, in each case in accordance with the terms hereof, infringes or misappropriates the Intellectual Property rights of such Person (other than to the extent arising as a result of any of Patheon’s Intellectual Property used in accordance with the terms of this Agreement or the use by Patheon of any Third Party Intellectual Property); or (ii) any product liability claim made by any Person with respect to any Products which upon delivery conformed to and were Manufactured in accordance with the terms of Section 2.1(c); or
(b)    any Loss incurred by any of them in connection with: (i) the negligence or willful misconduct of the Client On Site Representatives at the Facility; or (ii) any damage to Patheon’s property or any claims of personal injury to any Patheon employees or Third Party Subcontractors caused as a result of Patheon’s use of the Client Manufacturing Equipment in the performance of the Manufacturing Services provided that Patheon and its employees and Third Party Subcontractors have complied with all applicable Equipment Standard Operating Procedures or the manufacturer’s terms of operation and recommended procedures for the Client Manufacturing Equipment, Specifications, and have not otherwise acted in a negligent manner or committed an act of willful misconduct in connection with the use and Maintenance of the Client Manufacturing Equipment;
except, in each case for (a) and (b), for those Losses for which Patheon has an obligation to indemnify the Client Indemnified Parties pursuant to Section 9.2, as to which Losses each Party shall indemnify the other to the extent of their respective liability for such Losses; and provided, however, that

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Client will not be required to indemnify the Patheon Indemnified Parties with respect to any such Loss hereunder to the extent the same is caused by any breach of contract, negligent act or omission, or intentional misconduct by any Patheon Indemnified Parties. Client acknowledges that Patheon has not and will not conduct any freedom to operate searches in relation to the Product or the Client Manufacturing Process nor reviewed any Third Party patents in relation thereto and that Patheon’s failure or omission to do so will not be considered negligence for the purposes of excluding or limiting a claim under this indemnity.
9.2    Patheon Indemnification Obligations. Patheon shall indemnify Client, its Affiliates, and their respective directors, officers, employees, and agents (the “Client Indemnified Parties”), and defend and save each of them harmless, from and against:
(a)    any Third Party Losses incurred by any of them resulting from, or relating to, any claim of personal injury or property damage to the extent that the injury or damage is in connection with, arising from, or occurring as a result of: (i) any failure by Patheon to Manufacture and supply Products in accordance with the terms of in this Agreement; (ii) any gross negligence or willful misconduct by Patheon or any of its Affiliates; or (iii) any product liability claim made by any Person with respect to any Product Manufactured by Patheon to the extent any such liability is based on or caused by a Patheon Nonconformance; or
(b)    any Third Party Losses incurred by any of them in connection with, arising from, or occurring as a result of a claim that any Existing Patheon Intellectual Property, Patheon Independent Manufacturing Improvement or Patheon Improvement used by Patheon in the Manufacture or supply of the Product infringes or misappropriates the Intellectual Property rights of such Person;
except in each case for (a) and (b) for which Client has an obligation to indemnify the Patheon Indemnified Parties pursuant to Section 9.1, as to which Losses each Party shall indemnify the other to the extent of their respective liability for such Losses; and provided, however, that Patheon will not be required to indemnify the Client Indemnified Parties with respect to any such Loss hereunder to the extent the same is caused by any breach of contract, negligent act or omission, or intentional misconduct by Client Indemnified Parties.
9.3    Indemnification Procedure.
(a)    Indemnification Procedure. The indemnified Party (the “Indemnified Party”) shall give the indemnifying Party (the “Indemnifying Party”) prompt written notice of any Loss, action, or discovery of facts upon which such Indemnified Party intends to base a request for indemnification under Section 9.1 or 9.2 (a “Claim”), but in no event shall the Indemnifying Party be liable for any Losses that result from any delay in providing such notice. The Indemnified Party will: (i) use Commercially Reasonable Efforts to mitigate the effects of the Claim; (ii) reasonably cooperate with the Indemnifying Party in the defense of the Claim; and (iii) permit the Indemnifying Party to control the defense and settlement of the Claim, all at the Indemnifying Party’s cost and expense.

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(b)    Settlement. With respect to any Losses (i) relating solely to the payment of money damages in connection with a Claim, (ii) that will not result in the Indemnified Party becoming subject to injunctive or other relief or otherwise adversely affect the business or reputation of the Indemnified Party in any manner, and (iii) as to which the Indemnifying Party has acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement, or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Claims, where the Indemnifying Party has assumed the defense of the Claim in accordance with Section 9.3(a), the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement, or otherwise dispose of such Loss; provided that it obtains the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, agree to any settlement or acquiesce to any judgment with respect to a Claim that obligates the Indemnified Party to pay any amount subject to indemnification by the Indemnifying Party or causes the Indemnified Party to admit to any civil or criminal liability.
9.4    Insurance. During the Term and for [***] thereafter, each Party shall procure and maintain at its own expense from a qualified and licensed insurer liability insurance or indemnity policies, in an amount not less than [***] in the aggregate, subject to such deductible or self-retention limits as either Party in its business discretion may elect. Such policies shall insure against liability on the part of each Party and any of its Affiliates, as their interests may appear, due to injury, disability, or death of any person or persons, or injury to property, arising from the distribution of the Products. Upon the execution of this Agreement and thereafter on January 1 of each year during the Term, each Party shall provide to the other a certificate of insurance (i) summarizing the insurance coverage and (ii) identifying any exclusions. Each Party shall promptly notify the other of any material adverse alterations to the terms of this policy or decreases in the amounts for which insurance is provided.
9.5    Limitation on Damages
(a)    Maximum Liability. Except with respect to (i) [***], or (ii) a breach by [***] of its obligations under [***], Patheon’s maximum liability to Client under this Agreement for any reason whatsoever, including, without limitation, any liability arising under Sections 2.2(o), 2.9, 3.12, 3.14 or 9.2 hereof or resulting from any and all breaches of its representations, warranties, or any other obligations under this Agreement in each calendar year will not exceed [***] of the total [***] received by or payable to Patheon pursuant to this Agreement in the [***] period prior to the month in which the underlying event occurred that gave rise to the liability (e.g., the date of the incident or manufacture). For the first [***] period after the first commercial batch, as Patheon will not have received [***] for a full [***] period, the amount of the [***] for the purpose of the limitation of liability shall be calculated based on the volume of Product set out in the first [***] of the Forecast applicable on the date of Manufacture of the first commercial batch.
(b)    Section 9.5(a) shall not apply to any reimbursement of the Product Fee, Shipment Costs or [***] pursuant to Section 2.8(d)(ii).

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(c)    Subject to Section 9.5(d), neither Party will be liable to the other in contract, tort, negligence, breach of statutory duty, equity, or otherwise for: (i) any direct or indirect loss of profits, of production, of anticipated savings, of business, or goodwill; (ii) any reliance damages, including but not limited to costs or expenditures incurred to evaluate the viability of entering into this Agreement or to prepare for performance under this Agreement; or (iii) for any other indirect or consequential loss, liability, damage, costs, penalty or expense. For the avoidance of doubt this Section 9.5(c) shall not apply to the costs of a [***] resulting from a Patheon Nonconformance.
(d)    Nothing in this Agreement shall exclude or limit either Party’s liability for (i) personal injury or death caused by the negligence of that Party, or (ii) for fraud or fraudulent misrepresentation.
(e)    Sole & Exclusive Remedies. Notwithstanding anything in this Article IX to the contrary Patheon’s sole liability and Client’s sole and exclusive remedy whether in contract, tort, equity or otherwise for:
(i)    Non-Conforming Product based on or caused by a Patheon Nonconformance shall be the rights and remedies set forth in Section 2.2(o), 2.8, 2.9, 3.12, 3.14, 8.2 and 9.2 of this Agreement;
(ii)    late or incomplete deliveries of Product specified in a Purchase Order by the Agreed Delivery Date as described in Section 2.3(h) (provided that the late or incomplete delivery is not the result of a breach by Patheon of any other term of this Agreement) shall be the rights and remedies set forth in Section 2.7 and Schedule D of this Agreement.
9.6    Product Liability Claims. As soon as it becomes aware, each Party will give the other prompt written notice of any defect or alleged defect in a Product, any injury alleged to have occurred as a result of the use or application of the Product, and any circumstances that may give rise to litigation or recall of a Product or regulatory action that may affect the sale or Manufacture of a Product, specifying, to the extent the Party has such information, the time, place, and circumstances thereof and the names and addresses of the persons involved. Each Party will also furnish promptly to the other copies of all papers received in respect of any claim, action, or suit arising out of such alleged defect, injury, or regulatory action.
9.7    Allocation of Risk. This Agreement (including, without limitation, this Article IX) is reasonable and creates a reasonable allocation of risk for the relative profits the Parties each expect to derive from the Products.

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ARTICLE X.     MISCELLANEOUS
10.1    Notices. Notwithstanding that advance notification of any notices or other communications may be given by electronic mail transmission, all notices or other communications that shall or may be given pursuant to this Agreement shall be in writing (including by confirmed receipt electronic mail) and shall be deemed to be effective (a) when delivered if sent by registered or certified mail, return receipt requested, or (b) on the next business day, if sent by overnight courier, (c) when sent if sent by electronic mail provided that receipt is confirmed, in each case to the Parties at the following addresses (or at such other addresses as shall be specified by like notice) with postage or delivery charges prepaid:
If to Client:
Insmed Incorporated
10 Finderne Avenue, Building 10
Bridgewater, New Jersey 08807, USA
Attn: General Counsel
Email: [***]

If to Patheon:

Patheon UK Limited
Executive Director & General Manager
Kingfisher Drive, Covingham
Swindon, Wiltshire SN3 5BZ
England
Email: [***]

with copy to
Legal Director.
10.2    Force Majeure. Neither Party shall be liable for delay in delivery, performance or nonperformance, in whole or in part, nor shall the other Party have the right to terminate this Agreement except as otherwise specifically provided in this Section 10.2 where such delay in delivery, performance or nonperformance results from acts beyond the reasonable control and without the fault or negligence of such Party including, but not limited to, the following conditions: fires, floods, storms, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorism, insurrections, riots, civil commotion, or acts, omissions, or delays in acting by any governmental authority; provided that the Party affected by such a condition shall, on or before [***] of its occurrence, give notice to the other Party stating the nature of the condition, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is reasonably required, and the nonperforming Party shall use its Commercially Reasonable Efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for [***] days after the date of the occurrence, and such failure to perform would constitute a material breach

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of this Agreement in the absence of such force majeure event, the non-affected Party may terminate this Agreement immediately by written notice to the affected Party.
10.3    Independent Contractor. The Parties to this Agreement are independent contractors. Nothing contained in this Agreement shall be construed to place the Parties in the relationship of employer and employee, partners, principal, and agent or a joint venture. Neither Party shall have the power to bind or obligate the other Party nor shall either Party hold itself out as having such authority.
10.4    Waiver. Save where expressly stated to the contrary in this Agreement, including Sections 2.8, 2.9, 3.12, 3.14, 8.2, 8.4 and 9.5, no waiver by either Party of any provision or breach of this Agreement shall constitute a waiver by such Party of any other provision or breach, and no such waiver shall be effective unless made in writing and signed by an authorized representative of the Party against whom waiver is sought. No course of conduct or dealing between the Parties will act as a modification or waiver of any provision of this Agreement. Either Party’s consent to or approval of any act of the other Party shall not be deemed to render unnecessary the obtaining of that Party’s consent to or approval of any subsequent act by the other Party.
10.5    Entire Agreement. This Agreement (together with all Schedules hereto, which are hereby incorporated by reference), the Quality Agreement, the Confidentiality Agreement, and the Technology Transfer Agreement constitute the final, complete, and exclusive agreement between the Parties relating to the subject matter hereof and supersede all prior conversations, understandings, promises, and agreements relating to the subject matter hereof. Neither Party has relied upon any communications, representations, terms or promises, verbal or written, not set forth herein. No terms, provisions or conditions of any Purchase Order or other business form or written authorization used by Client or Patheon will have any effect on the rights, duties, or obligations of the Parties under or otherwise modify this Agreement, regardless of any failure of Client or Patheon to object to the terms, provisions, or conditions unless the document specifically refers to this Agreement and is signed by both Parties.
10.6    Assignment; Change of Control. This Agreement may not be assigned by Patheon without the prior written consent of Client. Notwithstanding the foregoing, either Party may assign this Agreement to an Affiliate, or to an acquirer or successor in interest in connection with a Change of Control of such Party, without the prior written consent of the other Party, provided that such Party provides the other Party with written notice of any such assignment. This Agreement shall be binding upon and inure to the benefit of Client and Patheon and their respective successors, heirs, executors, administrators, and permitted assigns. “Change of Control” means the earlier of a public announcement of an agreement in principle or the closing of (a) a merger, consolidation or similar transaction providing for the acquisition of the direct or indirect ownership of more than fifty percent (50%) of a Party’s shares or similar equity interests or voting power of the outstanding voting securities or that represents the power to direct the management and policies of a Party or (b) the sale of all or substantially all of a Party’s assets related to the subject matter of the Agreement.

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10.7    Amendment; Modification. This Agreement may not be amended, modified, altered, or supplemented except by a writing signed by both Parties. No modification of any nature to this Agreement and no representation, agreement, arrangement, or other communication shall be binding on the Parties unless such is expressly contained in writing and executed by the Parties as an amendment to this Agreement. This Agreement may not be amended in any respect by any Purchase Order, invoice, acknowledgment, or other similar printed document issued by either Party.
10.8    Governing Law.
(a)    This Agreement and any matter, claim or dispute arising out of or in connection with it, whether contractual or non-contractual, shall be construed under and governed by the laws of England without regard to the application of principles of conflicts of law. Both Parties hereby submit to the exclusive jurisdiction of the courts of England.
(b)    The Parties expressly exclude the application of the United Nations Convention on Contracts for the International Sale of Goods, if applicable.
(c)    The Parties agree that nothing in this Agreement shall (i) grant Client any property ownership rights in the Manufacturing Suite or the Facility or (ii) constitute a lease to the Manufacturing Suite or the Facility and no relationship of landlord and tenant is created between Patheon and Client pursuant to this Agreement. Patheon retains control, possession and management of the Facility and Manufacturing Suite and Client has no right to exclude Patheon from the Facility or Manufacturing Suite.
10.9    Compliance with Applicable Laws. Each Party and its Affiliates, and their respective representatives, shall comply with all Applicable Laws in the performance of their obligations under this Agreement. Without limiting the foregoing, each Party and its Affiliates, and their respective representatives, shall comply with export control laws and regulations of the country of Manufacture and of the United States. Neither Party nor its Affiliates (or representatives) shall, directly or indirectly, without prior U.S. government authorization, export, re-export, or transfer the Product to any country subject to a U.S. trade embargo, to any resident or national of any country subject to a U.S. trade embargo, or to any person or entity listed on the “Entity List” or “Denied Persons List” maintained by the U.S. Department of Commerce or the list of “Specifically Designated Nationals and Blocked Persons” maintained by the U.S. Department of Treasury. In so far as the same applies to a Party or its Affiliates, each Party and its Affiliates and respective representatives shall comply with the requirements of the Foreign Corrupt Practices Act of 1977 (15 U.S.C. § 78dd-1, et seq.).
10.10    Dispute Resolution.
(a)    The Parties recognize that disputes may arise from time to time during the Term of this Agreement. It is the objective of the Parties to establish procedures to facilitate the resolution of such disputes arising under this Agreement in an expedient manner by mutual cooperation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Section 10.10 if and when a dispute arises under this Agreement.

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(b)    Unless otherwise specifically recited in the Agreement, disputes between the Parties under this Agreement will be first referred to the Project Manager of each Party as soon as reasonably possible after such dispute has arisen. If the Project Managers are unable to resolve such a dispute within [***] days of being requested by a Party to resolve such dispute, each Party shall have the right, pursuant to written notice, to refer such dispute to the Senior Management of each Party for attempted resolution by negotiations within [***] days after such written notice is received. If the Senior Management are unable to resolve such dispute within [***] days of being requested by a Party to resolve such dispute, each Party shall have the right to pursue any remedies available to it at law or in equity.
10.11    Press Releases; Use of Trademarks. The Parties agree not to disclose in any press release or other public statement any terms or conditions of this Agreement to any Third Party without the prior consent of the other Party, save as permitted pursuant to the Confidentiality Agreement. Neither Party shall (a) issue a press release or make any other public statement that references this Agreement or (b) use the other Party’s or the other Party’s Affiliates’ names or trademarks for publicity or advertising purposes, except with the prior written consent of the other Party, save as permitted pursuant to the Confidentiality Agreement or Securities and Exchange Commission filings which are required by Applicable Law, in which instance both Parties shall work together in good faith to agree the disclosure to be made having due and proper regard to their legal obligations. Each Party agrees that it shall cooperate fully and in a timely manner with the other with respect to all disclosures to the Securities and Exchange Commission or any other governmental or regulatory agencies, including requests for confidential treatment of Confidential Information of either Party included in any such disclosure.
10.12    Severability. If any provision of this Agreement is found by a proper authority to be unenforceable, that provision to the extent it is found to be unenforceable or invalid shall be severed and the remainder of the provision and this Agreement will continue in full force and effect. The Parties shall use their best efforts to agree upon a valid and enforceable provision as a substitute for any invalid or unenforceable provision, taking in to account the Parties’ original intent of this Agreement.
10.13    Construction. Unless the context of this Agreement otherwise requires: (a) words of any gender include each other gender; (b) words using the singular or plural number also include the plural or singular number, respectively; (c) the terms “hereof,” “herein,” “hereby,” and derivative or similar words refer to this entire Agreement; (d) the terms “Article,” “Section,” “Schedule,” refer to the specified Article, Section or Schedule of this Agreement; (e) “or” is disjunctive but not necessarily exclusive; and (f) the term “including” or “includes” means “including without limitation” or “includes without limitation.” Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified. The captions and headings of this Agreement are for convenience of reference only and in no way define, describe, extend, or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties, and no rule of strict construction shall be applied against either Party hereto.

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10.14    Third Party Beneficiaries. This Agreement is not intended to confer upon any non-party rights or remedies hereunder, except as may be received or created as part of a valid assignment.
Without prejudice to the previous sentence, any Affiliate of Client may submit Purchase Orders under this Agreement if the quantities of Product ordered are included in the Forecasts given by Client such that Patheon shall receive a single consolidated Forecast pursuant to Section 2.3(a). Patheon shall submit invoices to the Affiliate of Client directly for all applicable fees and charges, which shall be payable by the Affiliate of Client directly in accordance with ARTICLE IV. The Parties agree that Client may delegate (in part) the benefits it receives under this Agreement, and its obligations, to any Affiliate in order that it may benefit from the terms of this Agreement in connection with Purchase Orders, provided that Client shall remain ultimately liable for any act or omission under this Agreement of such Affiliate. This shall not give an Affiliate any right to enforce any term of this Agreement against Patheon.
10.15    The rights of Patheon and Client to terminate, rescind or agree any variation, modification, amendment, waiver or settlement under this Agreement are not subject to the consent of any other person and expressly do not require the consent of any Affiliate.Further Assurances. Each of the Parties agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such additional assignments, agreements, documents, and instruments, that may be necessary or as the other Party hereto may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement.
10.16    Counterparts. This Agreement may be signed in counterparts, each and every one of which shall be deemed an original. Electronic signatures shall be treated as original signatures.
[The remainder of this page is left blank intentionally.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

PATHEON UK LIMITED:		INSMED INCORPORATED:

By:	/s/ Luca Andretta	By:	/s/ William H. Lewis

Name:	Luca Andretta	Name:	William H. Lewis

Title:	Director	Title:	President and CEO
Date:	10/20/2018	Date:	10/20/2018

[Signature Page of Manufacturing and Supply Agreement]

Schedule A
Product

Product	Vial Size	Fill Weight	Packaging Configuration
Amikacin Liposome Inhalation Suspension in Vials	[***]	[***]	[***]

A-1
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Schedule B
Fees

I.	Base Fee

[***]

Commencement Date	End Date	Fee (per calendar [***])
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
For the avoidance of doubt, the Base Fees will accrue under this Agreement alone. The fees for the Transfer Services are specified in the Technology Transfer Agreement.
Consequences for the failure to achieve milestones for the Transfer Services or effects of early completion of the Transfer Services are specified in Exhibit H of the Technology Transfer Agreement.

II.	Product Fees
[***]
Tier pricing:

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Product Conversion Price	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Notes:
The tier pricing will apply if [***].
In tier pricing, for any given year the first [***]-[***] vials cost £[***], the [***] to [***] vials cost £[***], the [***] to [***] vials cost £[***]. etc.
Tier pricing [***]:
The tier pricing below will apply if [***]

	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Product Conversion Price	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

B-1
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Base Fees and Product Fees include:
[***]
Base Fee and Product Fees DO NOT Include:
[***]
Materials:
Cost allocation for the procurement of Materials is set forth in Section 2.2 of this Agreement. A provisional bill of Materials is listed in Schedule C.

Bill Back Items:
During the Transfer Services, Patheon and Client will work together to develop a non-exhaustive list of typical Bill Back Items. Terms for the procurement of Bill Back Items are described in Section 2.2(r).

Additional Services:
The following non-exhaustive list shall be considered Additional Services and will be invoiced to Client at the price agreed according to Section 2.2(s).
[***]

B-2
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Schedule C
Materials
Part A: Client-Supplied Materials

Material	Specification		Cost ($/kg)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Part B: Patheon-Supplied Materials

Material	Long lead time
[***]

The column for items with a long lead time will be completed in the final version of the bill of materials to be established during the Transfer Services.
The above list will form the initial basis of the bill of materials for the Product (“BOM”).The BOM will be further developed during the Transfer Services to reflect the possibility of local suppliers and any changes to the equipment /materials needed at the Facility. [***]
This BOM will be updated and agreed by the Parties prior to commercial launch of the Product.

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Schedule D
On Time In Full Delivery Performance

I. Calculation of OTIF delivery

[***]

II. [***] Delivery Target

[***]

III. Shortfall

[***]

IV. Bonus
[***]

Example calculation:

	Actual OTIF [***]	Amount of Credit [***]
Bonus Credit due to Patheon	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]
[***]
[***]
[***]
Annual Delivery Target (example)	[***]
Shortfall Credit due to Client	[***]
[***]
[***]
[***]
[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

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Schedule E
Client On Site Representatives

The following terms shall apply to any use of on-site office space or other accommodations that is provided by Patheon for the Client On Site Representatives:

(a)	Patheon permits only the Client On Site Representatives to use the relevant office space, which use shall be in common with Patheon and all others authorised by Patheon;

(b)
the purpose of use of the office space shall be within Use Class B1 of the Town and Country Planning (Use Classes) Order 1987 and only in connection with the exercise of the rights of Client under Section 3.5(a);

(c)	the Client On Site Representatives shall use the office space as a licensee and that no relationship of landlord and tenant shall be created between Patheon and Client;

(d)	Patheon retains control, possession and management of the office space and Client has no right to exclude Patheon from the office space;

(e)	the right to use the office space is personal to Client and is not assignable;

(f)	the Client On Site Representatives shall not be entitled to the exclusive use or occupation of the office space;

(g)
Patheon shall be entitled at any time on giving not less than [***] notice to require the Client On Site Representatives to transfer to alternative, comparable space elsewhere within the Facility and the Client On Site Representatives shall comply with such requirement.

In relation to use of on-site office space or other accommodations that is provided by Patheon for the Client On Site Representatives, Client agrees:

(a)	not to make any alteration or addition to the office space;

(b)
not to display any advertisement, signboards, nameplate, inscription, flag, banner, placard, poster, signs or notices in the office space or elsewhere in the Facility without the prior written consent of Patheon;

(c)
not to do or permit to be done in the office space anything that is illegal or that may be or become a nuisance, annoyance, inconvenience or disturbance to Patheon or to occupiers of the Facility or any owner or occupier of a neighbouring property;

(d)	not to cause or permit to be caused any damage to the office space, any property of Patheon, the Facility or any neighbouring property; or

(e)	not to obstruct the common parts of the Facility;

(f)	not to apply for any planning permission in respect of the office space or the Facility;

(g)
not to do anything that will or might constitute a breach of any planning permissions or similar consents affecting the office space or the Facility or that will or might invalidate in whole or in part any insurance effected by Patheon in respect of the office space or the Facility from time to time;

(h)
to comply with all laws and with any recommendations of the relevant suppliers relating to the supply and removal of electricity, gas, water, sewage, telecommunications and data and other services and utilities to or from the office space; and

(i)	to observe any reasonable rules and regulations Patheon makes and notifies to Client from time to time governing Client’s use of the office space and the common parts.

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Schedule F
Client [***] Volume Forecast

Product	[***] Volume Forecast (Vials)
	[***]	[***]
Amikacin Liposome Inhalation Suspension in Vials	[***]	[***]

The Client [***] Volume Forecast for [***] shall be a minimum of [***] unless agreed otherwise (only for the purpose of determining the Product Fee). Any commercial Product manufactured for stock building purposes prior to commercial launch shall count towards the volume of Product purchased.

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Schedule G
Example Exchange Rate Fluctuation Mechanism

Option 1 - GBP to USD Contract Pricing

Re-pricing of the following Contract elements:

[***]

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